[LOGO] ROCHESTER
                                                                      FUND
                                                                      MUNICIPALS

TAX-FREE INCOME FOR NEW YORK INVESTORS

                               [GRAPHIC OMITTED]


                                                               ANNUAL REPORT
                                                               December 31, 1998

[LOGO] OPPENHEIMER FUNDS(R)
       THE RIGHT WAY TO INVEST

"(THE FUND) REMAINS A FAVORED CHOICE. MANAGEMENT AT ROCHESTER GETS IT RIGHT TIME-AND-TIME AGAIN. THIS IS ONE OF THE FEW FUNDS IN ANY EQUITY OR DEBT CATEGORY THAT HAS FARED WELL IN BOTH BULL AND BEAR MARKETS."

                               [GRAPHIC OMITTED]

ROCHESTER FUND MUNICIPALS HAS BEEN LISTED IN THE 1999 EDITION OF THE 100 BEST MUTUAL FUNDS YOU CAN BUY BY GORDON K. WILLIAMSON

Inclusion of any Oppenheimer fund in The 100 Best Mutual Funds You Can Buy should not be construed as an offer to sell or a solicitation of an offer to buy shares of any such fund. Past performance is no guarantee of future results.

ROCHESTER FUND MUNICIPALS IS THE #1 PERFORMING NEW YORK STATE MUNICIPAL DEBT FUND FOR THE 10-YEAR PERIOD ENDED 12/31/98 AS RATED BY LIPPER.

THESE RANKINGS INCLUDED 30 FUNDS FOR THE 10-YEAR PERIOD. WITHIN THE SAME CATEGORY, THE FUND ALSO RANKED 12TH OUT OF 99 FUNDS FOR THE 1-YEAR PERIOD AND 5TH OUT OF 58 FUNDS FOR THE 5-YEAR PERIOD.*

*Lipper Analytical Services, Inc. is an independent mutual fund monitoring service. Rochester Fund Municipals is characterized by Lipper as a New York State Municipal Debt Fund. Lipper performance does not take sales charges into consideration and assumes the reinvestment of dividends and capital gains distributions. Sales charges, if included, would affect results. Past performance is not predictive of future results.

                        "ROCHESTER FUND MUNICIPALS HAS FEW REAL
                        COMPETITORS...THERE ARE FEW FUNDS THAT CAN MATCH THIS ONE'S INTENSITY OF RESEARCH AND ITS SUCCESS."

                        MORNINGSTAR'S ROCHESTER FUND MUNICIPALS ANALYSIS

                        NOVEMBER 6, 1998

ROCHESTER FUND MUNICIPALS (CLASS A SHARES) HAS RECEIVED MORNINGSTAR'S HIGHEST 5-STAR OVERALL RANKING AS OF DECEMBER 31, 1998. THE 3-YEAR, 5-YEAR AND 10-YEAR MORNINGSTAR RANKINGS FOR THE PERIOD ENDED 12/31/98 ARE FIVE STARS, FOUR STARS AND FIVE STARS, RESPECTIVELY. 1577, 1040, AND 370 MUNICIPAL BOND FUNDS WERE RATED FOR THESE 3-, 5- AND 10-YEAR PERIODS, RESPECTIVELY.*

* Overall star rankings are based on a weighted average of the Fund's 3-, 5- and 10-year rankings. Ten percent of the funds in an investment category receive five stars (highest), 22.5% receive four stars (above average), 35% receive three stars (average), 22.5% receive two stars (below average), and 10% receive one star (lowest). Morningstar, Inc. is a nationally recognized independent mutual fund rating service. Morningstar proprietary star rankings reflect historical risk-adjusted total return as of December 31, 1998. The rankings are subject to change every month. Rankings are based on past performance, after considering sales charges and costs, and are no guarantee of future results. Morningstar rankings are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Investment return and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================

DEAR SHAREHOLDER,

[PHOTO OF BRIDGET A. MACASKILL]

President

Rochester Fund Municipals

            In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders that contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

      Sincerely,

================================================================================

      /s/ Bridget A. Macaskill

      Bridget A. Macaskill
      January 20, 1999

                          1 ROCHESTER FUND MUNICIPALS

THE ROCHESTER WAY

      Founded in 1959, OppenheimerFunds, Inc. is one of the most respected mutual fund managers nationwide today. Including subsidiaries, the firm manages more than $95 billion in assets (as of December 31, 1998), including more than 65 funds with more than 4 million shareholder accounts.

      The Rochester Division of OppenheimerFunds, Inc. located in Rochester, New York, is dedicated to the investment management and distribution of regional municipal bond funds. These Funds - Rochester Fund Municipals, the Limited Term New York Municipal Fund, and, as of January 1, 1999, the Oppenheimer Pennsylvania Municipal Fund, pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market.1

      Refined since the inception of Rochester Fund Municipals in May of 1986, the unique investment approach of these Rochester Funds has proven to be beneficial. By conducting intensive research within the universe of either New York or Pennsylvania municipal bonds, the portfolio management team has been able to apply unique strategies relating to the municipal bond market.

DIVERSITY ACROSS NEW YORK STATE

      In addition to the more conventional municipal bonds available throughout New York, the `Rochester style' of management includes researching small issues, "story" bonds, unrated bonds, and callable bonds.2 If, through diligent credit research and active portfolio management, we believe these bonds can enhance fund performance and/or yield, we attempt to include them in the portfolio.

      While it is true that these types of bonds are often not considered by other funds, Rochester Fund Municipals is not your typical fund.

      In essence, it is our opinion that a portfolio of 40 AAA insured bonds of similar maturities issued by four or five entities may look great, but it offers little real world diversification. Similarly, while unrated bonds may not appeal to an individual investor, there can be a significant total return advantage to carefully researched unrated bonds when part of a broadly diversified portfolio.

      We believe there are great, often overlooked, opportunities available and that there can be a place for such "alternative" holdings in a well-diversified fund. In fact, as of December 31, 1998, the Rochester Fund Municipals portfolio consisted of more than 1000 different securities.


                               [GRAPHIC OMITTED]



(1) The Oppenheimer Pennsylvania Municipal Fund is not available in all states. Please consult your financial advisor for more details.

(2) Small issues are typically less liquid than equivalent quality large issues. However, buyers of small debt issues are often better able to negotiate terms from the issuer. And, while lower rated and unrated bonds generally involve greater risk than bonds in the higher rated categories as determined by S&P and Moody's rating services, in a well diversified fund, we believe the credit risk is justified by the higher yields obtained.


                           2 ROCHESTER FUND MUNICIPALS

COMMUNITY SUPPORT

      When you invest in municipal securities through a mutual fund, your dollars are being put to work primarily in your state's communities - buildings and school systems, hospitals and fire districts. To encourage and reward resident support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. For residents of New York State, the interest is also free from any applicable New York City income taxes.

      Many investors consider this the primary advantage of a municipal bond fund like Rochester Fund Municipals. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.

      During 1998, your investment in Rochester Fund Municipals helped provide financing for a wide variety of worthwhile projects in New York State. Public and private colleges, primary schools for special education and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.

      When you review the enclosed listing of the Fund's portfolio of issues, you're likely to find many projects that help to improve the standard of living in your community. It's one of the--admittedly few--advantages of the current tax code: the ability to earn tax-free income and be supportive of the great state of New York.1

(1) A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

================================================================================

THE FUND'S DIVERSIFIED PORTFOLIO*

BY MUNICIPAL SECTOR ON 12/31/98 AS A PERCENTAGE OF INVESTMENTS

                    Hospital/Healthcare          15.8%
                    General Obligation           11.6%
                    Electric Utilities           10.0%
                    Multi-Family Housing          9.5%
                    Resource Recovery             8.0%
                    Municipal Leases              7.2%
                    Single-Family Housing         5.9%
                    Marine/Aviation Facilities    4.1%
                    Water Utilities               3.7%
                    Non Profit Organization       3.2%
                    Manufacturing,
                      Non-Durable Goods           3.0%
                    Higher Education              2.7%
                    Manufacturing,
                      Durable Goods               2.5%
                    Highways/Railways             2.5%
                    Adult Living Facilities       2.4%
                    Corporate Backed              2.3%
                    Education                     1.9%
                    Sales Tax Revenue             1.3%
                    Other                         2.4%

                    Total                       100.0%

* Portfolio data are as of 12/31/98, and are subject to change. Portfolio data are dollar-weighted based on total market value of investments.

                               [GRAPHIC OMITTED]


                           3 ROCHESTER FUND MUNICIPALS

================================================================================

TO FELLOW SHAREHOLDERS,

[PHOTO OF RONALD H. FIELDING, CFA]

Senior Vice President OppenheimerFunds, Inc.

Portfolio Manager, Rochester Fund Municipals, since Fund inception May 15, 1986

            We are pleased to provide shareholders of Rochester Fund Municipals with this 1998 Annual Report and announce that the Fund was able to meet its goal of high tax-free income during the year.(1) Even with the slight downward adjustment in the dividend rate during 1998 -- a reality we spoke of in my annual letter last year -- we believe the Fund's yield remains very compelling when compared to other New York municipal funds.

      How compelling? According to Lipper Analytical Services, Inc., ROCHESTER FUND MUNICIPALS' (CLASS A SHARES) 30-DAY SEC YIELD OF 4.47% RANKED HIGHEST AMONG 99 NEW YORK STATE MUNICIPAL DEBT FUNDS AS OF DECEMBER 31, 1998.(2) The dividend yield at Net Asset Value on 12/31/98 was 5.43%.(3) For those investors in the top combined New York City, New York State and federal tax bracket, that return is equivalent to 10.11% from a taxable investment!

      In addition, Lipper Analytical Services declares Rochester Fund Municipals (Class A Shares) the top performing New York State municipal debt fund for the ten year period (among 30 funds in the category). The Fund also ranked 5th for five-year return and 12th for one-year return, among 58 and 99 funds, respectively.

      Shareholders should also be aware that the Fund preserved its price per share during the course of 1998: the Fund's Net Asset Value exhibited a modest increase from $18.67 on December 31, 1997 to $18.81 at year end 1998, reflecting the boring but otherwise respectable performance of the municipal bond market.

      Of greater interest to investors wondering about the future should be the current ratio of municipal bond yields to U.S. Treasury yields. During the more volatile moments of 1998's equity markets, the "flight to quality" by American investors impacted the yields on U.S Treasuries to such a degree that the yields of municipal bonds, New York issues included, became relatively more attractive than they have in many years. And this yield comparison is on a pre-tax basis - the after tax implications of such an environment can be more rewarding still. (This issue is discussed elsewhere within this report, but we urge you to revisit the advantages of municipal bond and bond fund investing with your financial advisor.)

      All told, we are optimistic as we enter 1999. We believe conditions for investing in municipal bonds should remain hospitable as very low inflation, economic growth and government surpluses appear likely to continue. We will continue to adhere to the Fund's goal of offering long-term investors high tax-free yields and monitoring the New York municipal market carefully in an attempt to provide our investors with relatively low share price volatility.

      In this, our 12th year, we continue to appreciate your support, and look forward to serving your investment needs in the years ahead.

      Sincerely,

================================================================================

  /s/ Ronald H. Fielding
      February 1, 1999

(1) A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax. See page 42 for details.

(2) As calculated by Lipper Analytical Services, Inc. Standardized yield for Class A shares is based on the Class A net income for a 30-day period ended 12/31/98 and the maximum offering price at the end of the period. Falling net asset values will tend to artificially raise yields. Lipper calculations of performance rankings do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions.

(3) As of 12/31/98. Calculation of dividend yield based on last distribution does not include sales charges, which if included, would change performance results. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


                           4 ROCHESTER FUND MUNICIPALS

MANAGEMENT'S DISCUSSION & ANALYSIS

      The primary goal of Rochester Fund Municipals is to earn a high level of income exempt from federal, New York State and New York City personal income tax for its investors, and the Fund continued throughout the year to accomplish that goal.(1) While we attempt to keep the monthly dividend as high and consistent as is prudent, dividend adjustments are made periodically.(2) The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year.

      The Fund's Class A total return at Net Asset Value for the 1998 year was 6.52%.(3) For Class A shareholders, the Fund's 12 monthly distributions totaling $1.052 represented approximately 88% of the Fund's total return, with the 14 cent gain in share value comprising the remainder. Once again, we feel that we have been successful in providing investors with relatively strong total returns by managing specifically for yield.

      More than ever before, 1998 was the year that investors learned the power behind the nuances of interest rates. Long-term municipal rates rose during early 1998, fell from May through September, and declined slightly in the last quarter. While short-term rates remained stable early in the year, the actions of the Federal Reserve Board, under the leadership of Chairman Alan Greenspan, directed three distinct twenty-five basis point reductions in short-term interest rates during the fourth quarter in an effort to bolster both world and U.S. economies. These actions were generally viewed positively, and bond prices rose, as bond yields became more attractive relative to short-term interest rates.

      The New York economy continues to gain strength. Both the City and State recorded a surplus for their respective fiscal years. And New York City was buoyed by strong tax revenues through the year, driven in part by the profits registered by yet another strong year on Wall Street. This gave a particular boost to New York City general obligation bonds which were upgraded to A3 from Baa1 by Moody's Investors Service, and to A- from BBB+ by Standard & Poor's Ratings Services. Credit upgrades were prevalent throughout the state during the past year, as issues we have always believed in, such as Long Island Lighting and Niagara Mohawk, were also upgraded, benefiting the Fund's performance.

      1998 saw a large supply of new issues in the New York municipal bond market, a cause for concern quickly alleviated by a matching level of demand. However, voters may remember numerous election campaign attacks on the State's increase in debt caused by such new issuance. Investors in the Fund should be aware that we find no cause for alarm in these electioneering platforms. Debt is more accurately weighted when compared to the borrower's ability to pay, and the level of New York State's personal income--ultimately the source for taxation to service this debt--is higher than ever before.

================================================================================

                                     YIELDS

                         FOR THE 30 DAYS ENDED 12/31/98

                                              DIVIDEND YIELD        STANDARDIZED
                                          NAV              MOP         YIELD

CLASS A                                  5.43%            5.17%        4.47%

CLASS B                                  4.43%            4.43%        3.83%

CLASS C                                  4.45%            4.45%        3.84%

================================================================================

Dividend yield at MOP (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/98) are annualized and divided by period-end offering price. Dividend yield at NAV does not include sales charges. Falling share prices may artificially increase yields.

                          TOTAL RETURN (AS OF 12/31/98)

                                        Cumulative              Average Annual
                                    NAV           MOP          NAV         MOP

CLASS A SHARES

   1 YEAR                            6.52%         1.46%       6.52%       1.46%

   5 YEARS                          34.45%        28.06%       6.10%       5.07%

   10 YEARS                        125.42%       114.70%       8.47%       7.94%

   LIFE(5/15/86)                   179.22%       165.96%       8.47%       8.05%


CLASS B SHARES

   1 YEAR                            5.61%         0.61%       5.61%       0.61%

   LIFE(3/17/97)                    14.84%        10.84%       8.04%       5.92%

CLASS C SHARES

   1 YEAR                            5.56%         4.56%       5.56%       4.56%

   LIFE(3/17/97)                    14.85%        14.85%       8.05%       8.05%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 4% (life of class). Class C returns for the 1-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge.

The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the fund's performance, please contact your financial adviser, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

(1) A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

(2) The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on Class B and Class C shares may vary over time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

(3) Please refer to the table for the Fund's standardized performance figures.


                           5 ROCHESTER FUND MUNICIPALS

      During the past year, the Fund eclipsed four billion dollars in assets and held over 1000 different bonds (1086 as of 12/31/98). There was a slight improvement in the average dollar weighted credit rating of the Fund's portfolio during 1998 and a slight lowering of its duration.(4)

      Remaining fully invested throughout the year, the Fund's investment strategy continued to consider issues across a broad range of market sectors, maturities, coupons and call features. For the past several years, we pursued utility tax-exempt bonds aggressively, believing that fears of deregulation created numerous buying opportunities. (The credit upgrades of Long Island Lighting and Niagara Mohawk referenced earlier give tangible support to our opinion.) And, while healthcare bonds continue to be the Fund's largest municipal sector, investors should be relieved to know that over 85% of these holdings have a "belt and suspenders" credit support of both the hospital's revenues and backup guarantees of U.S. government FHA insurance, bank letters of credit, or New York State appropriations.

      As we look towards 1999, we anticipate world markets, the impending Year 2000 event and "irrational exuberance" will continue to create fluctuations in the nation's economy, but believe it is unlikely that any of these events will lead to crisis. We believe the general strength of the New York State economy to be excellent, that taxes, necessary to repay debt, will continue, and that municipal bonds will offer investors good after-tax yields and returns on a relative basis.

      We will continue to manage the portfolio with an eye to reducing overall portfolio risk and adding value to the investment process. We believe that investors will benefit from our well-balanced portfolio. Going forward, we see modest but continued economic growth, very low inflation and the potential for more stable interest rates, if not further modest reductions--all combining to create attractive values for municipal securities.

      Naturally, as we uncover new opportunities, the Fund's portfolio holdings and allocations are subject to change.

(4) Duration is a measure of the Fund's volatility in response to changes in interest rates. Duration is directly related to price sensitivity to interest rate changes.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.

      These graphs detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 1998. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of the respective class on March 17, 1997. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or City taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.

COMPARISON OF CHANGE IN VALUE OF $10,000

HYPOTHETICAL INVESTMENTS IN ROCHESTER FUND MUNICIPALS AND LEHMAN BROTHERS MUNICIPAL BOND INDEX

CLASS A SHARES

                              [Line graph omitted]

Average Annual Total Return of Class A Shares of the Fund at 12/31/98(1)
1 Year 1.46%      5 Year 5.07%      10 Year 7.94%

CLASS B SHARES

                              [Line graph omitted]

Average Annual Total Return of Class B Shares of the Fund at 12/31/98(2)
1 Year 0.61%      Life of Class 5.92%

CLASS C SHARES

                              [Line graph omitted]

Average Annual Total Return of Class C Shares of the Fund at 12/31/983(3)
1 Year 4.56%      Life of Class 8.05%

(1) The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

(2) Class B shares of the Fund were first publicly offered on 3/17/97. The average annual total returns are shown net of the applicable 5% and 4% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

(3) Class C shares of the Fund were first publicly offered on 3/17/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.


                           6 ROCHESTER FUND MUNICIPALS

THE ROCHESTER PORTFOLIO MANAGEMENT TEAM

[Photo of Portfolio Management Team (l to r)]

ANTHONY A. TANNER, CFA

Vice President and Portfolio Manager, Rochester Division

Joined the Rochester Funds Investment Team in June, 1991

RONALD H. FIELDING, CFA

Senior Vice President, Portfolio Manager and Chief Strategist, Rochester
Division

Founded the Rochester Funds Investment Team in May, 1983

[Photo of Portfolio Management Team (l to r)]

DANIEL G. LOUGHRAN, CFA

Vice President and Senior Research Analyst, Rochester Division

Joined the Rochester Funds Investment Team in October, 1994

RICHARD A. STEIN, CFA

Vice President - Credit Analysis, Rochester Division

Joined the Rochester Funds Investment Team in May, 1993

      Most investors recognize that the greatest advantage of fund investing is professional management: the devotion of an investment team to direct the fund's portfolio, reduce the impact of adversity, and create an investment with the potential to earn strong yields.

      The strengths of our portfolio management -- our `Rochester style'-- support this potential. In addition to reviewing the broad spectrum of New York municipal issues generally available, the management team pursues special situations that are often overlooked by the market. When properly investigated, and selected, these issues not only broaden the Fund's portfolio, but can also help to increase yield as well.

      For example, small issues often provide the Fund with significant yield contributions. We include bonds of small issuers, many from the Upstate region, because they typically provide higher yields than larger, better-known credits. In addition, while small issues may be less liquid than equivalent quality large issues, issuers of comparatively smaller debt may offer graduated payment of principal, a feature that reduces the debt, and may reduce the volatility, on an accelerated schedule.

      Other circumstances exist where highly credit-worthy issuers choose to forego the expense and delay of obtaining a credit rating from a nationally recognized statistical rating organization. We analyze these unrated issues to determine the true risks involved and their value as an addition to the portfolio. In our opinion, some of these issues offer significant yield advantages, often with no appreciable increase in credit risk.

      Evaluating these unique opportunities takes time and effort, but we believe that, if you're paying for portfolio management, you should receive the extra effort and resources necessary to enhance the portfolio and produce potentially greater returns.

      Ron Fielding, the Fund's Portfolio Manager since inception in May of 1986, directs the long term investment strategies and overall composition of the portfolio. Under his management, the Fund's Portfolio Management Team researches investment opportunity and responds to the variety of issues presented in the New York State market.


                           7 ROCHESTER FUND MUNICIPALS

WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD

      As of December 31, 1998, the opinion of many municipal bond fund managers
- including us - is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes in 1999 and beyond.

      During the later months of 1998, demand for municipal bonds did not keep pace with the demand for U.S. Treasury bonds, as global investors sought guaranteed investment returns secure from growing international instabilities. This demand served, in part, to decrease the yield on Treasury bonds, making Treasuries `rich' and narrowing the spread, or difference, between their yields and the yields on municipal bonds of comparative maturities.

      Consider the example: On December 31, 1998, 30-year insured New York City municipal bonds yielded 4.9%, while the 30-year Treasury yielded 5.1%. But, while a highly rated municipal bond yields only 95% of its comparative Treasury, this is before any tax implications. On a pre-tax basis, the taxable equivalent yield on such a hypothetical investment could jump to 9.1%.

      Nearly 80% more yield than the comparable maturity Treasury bond for investors in the highest possible tax bracket.(1)

      Municipal bonds aren't typically this cheap relative to Treasuries, as the spread between the two yields tends to be considerably wider, because both investors and issuers of municipal debt recognize the significance of tax equivalent yields.

      To highlight the significance, please refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown. (The specific yields depicted are not intended to be representative of any Rochester Fund, and are shown for illustrative purposes only.)

(1) The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

                           YIELD PERCENTAGE COMPARISON
                                 AS OF 12/31/98

                           30-Year Treasury Yield 5.1

                  30-Year Insured New York City Bond Yield 4.9

                          Taxable Equivalent Yield 9.1

Data Source: Bloomberg Business News Taxable equivalent yield assumes the maximum combined federal, New York State and New York City income tax bracket. All figures are calculated as of 12/31/98.

                                            -------------------------------------------------------------------------------
                                               TAX EXEMPT VS. TAXABLE YIELDS
                                            -------------------------------------------------------------------------------
                                              EFFECTIVE                                EFFECTIVE
                                                 TAX           THIS TAXABLE RATE          TAX             TAXABLE RATE
                                               BRACKET          NEEDED TO EQUAL         BRACKET          NEEDED TO EQUAL
1999 TAXABLE INCOME                         NYC RESIDENTS    CURRENT TAX-FREE RATE   NYS RESIDENTS    CURRENT TAX-FREE RATE
---------------------------------------------------------------------------------------------------------------------------
SINGLE RETURN        JOINT RETURN                           4.5%     5.0%      5.5%                  4.5%     5.0%     5.5%
---------------------------------------------------------------------------------------------------------------------------
$25,001 - $25,750    $40,001 - $43,050          24.0%       5.9%     6.6%      7.2%      20.8%       5.7%     6.3%     7.0%

$25,751 - $62,450    $43,051 - $104,050         35.7%       7.0%     7.8%      8.6%      32.9%       6.7%     7.5%     8.2%

$62,451 - $130,250   $104,051 - $158,550        38.4%       7.3%     8.1%      8.9%      35.7%       7.0%     7.8%     8.6%

$130,251-$283,150    $158,551-$283,150          42.8%       7.9%     8.8%      9.6%      40.4%       7.6%     8.4%     9.2%

over $283,150        over $283,150              46.0%       8.3%     9.3%     10.2%      43.7%       8.0%     8.9%     9.8%
---------------------------------------------------------------------------------------------------------------------------

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax adviser regarding current tax legislation and how tax laws affect your own personal financial situation.


                           8 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
MUNICIPAL BONDS AND NOTES--102.5%
================================================================================================================================
NEW YORK--93.6%
$          200,000   Albany County IDA (Upper Hudson Library)                      8.750%       05/01/2007        $      204,414
           955,000   Albany County IDA (Upper Hudson Library)                      8.750        05/01/2022             1,015,537
           409,336   Albany Hsg. Authority                                         0.000        10/01/2012 (p)           112,224
           620,000   Albany Hsg. Authority (Lark Drive)                            5.500        12/01/2028               622,362
         2,275,000   Albany IDA (Albany Medical Center)                            8.250        08/01/2004             2,418,279
           400,000   Albany IDA (Albany Municipal Golf Course Clubhouse)           7.500        05/01/2012               436,940
         1,015,000   Albany IDA (Albany Rehab.)                                    8.375        06/01/2023             1,120,966
         1,715,000   Albany IDA (MARA Mansion Rehab.)                              6.500        02/01/2023             1,782,725
         1,395,000   Albany IDA (Port of Albany)                                   7.250        02/01/2024             1,512,389
         1,770,000   Albany Parking Authority                                      0.000        11/01/2017               683,078
        10,070,000   Allegany County IDA (Alfred University)                       7.500        09/01/2011            10,904,400
         4,200,000   Allegany County IDA (Houghton College)                        5.250        01/15/2024             4,191,180
         4,190,000   Amherst IDA (Amherst Rink)                                    5.650        10/01/2022             4,366,189
         1,010,000   Babylon IDA (JFB & Sons Lithographers)                        7.625        12/01/2006             1,065,409
         2,570,000   Babylon IDA (JFB & Sons Lithographers)                        8.625        12/01/2016             2,755,991
         1,330,000   Babylon IDA (WWH Ambulance)                                   7.375        09/15/2008             1,464,091
         3,850,000   Batavia Hsg. Authority (Trocaire Place) (a)                   8.750        04/01/2025             3,869,250
           515,000   Batavia Hsg. Authority (Washington Towers)                    6.500        01/01/2023               540,307
           800,000   Battery Park City Authority                                   5.750        06/01/2023               817,800
         1,050,000   Battery Park City Authority                                   5.800        11/01/2022             1,122,954
           700,000   Battery Park City Authority                                  10.000        06/01/2023               736,575
         1,445,000   Bayshore HDC                                                  7.500        02/01/2023             1,561,221
           335,000   Beacon IDA (Craig House)                                      9.000        07/01/2011               335,951
         1,000,000   Bethany Retirement Home                                       7.450        02/01/2024             1,166,420
         1,065,000   Blauvelt Volunteer Fire Company                               6.250        10/15/2017             1,085,970
            35,000   Bleeker Terrace HDC                                           8.100        07/01/2001                35,365
            45,000   Bleeker Terrace HDC                                           8.350        07/01/2004                45,524
           900,000   Bleeker Terrace HDC                                           8.750        07/01/2007               912,240
         6,965,000   Brookhaven IDA (Dowling College)                              6.750        03/01/2023             7,492,111
           870,000   Brookhaven IDA (Farber) (a)                                   6.000(v)     12/01/2002               870,000
           490,000   Brookhaven IDA (Farber) (a)                                   6.000(v)     12/01/2004               490,000
           475,000   Brookhaven IDA (Interdisciplinary School)                     8.500        12/01/2004               518,819
         3,220,000   Brookhaven IDA (Interdisciplinary School)                     9.500        12/01/2019             3,638,278
           645,000   Broome County IDA (Binghamton Simulator)                      8.250        01/01/2002               653,275
           190,000   Broome County IDA (Industrial Park)                           7.550        12/01/2000               191,469
           195,000   Broome County IDA (Industrial Park)                           7.600        12/01/2001               196,626
           600,000   Capital District Youth Center                                 6.000        02/01/2017               644,820
           500,000   Carnegie Redevelopment Corp. (a)                              7.000        09/01/2021               547,025
         6,250,000   Castle Rest Residential Health Care Facility                  5.750        08/01/2037             6,644,500
         1,830,000   Cattaraugus County IDA (Cherry Creek)                         9.800        09/01/2010             1,996,182
         1,250,000   Cattaraugus County IDA (Olean General Hospital)               5.250        08/01/2023             1,253,712
         8,075,000   Cattaraugus County IDA (St. Bonaventure University)           8.300        12/01/2010 (p)         8,929,981
         8,600,000   Cayuga County COP (Auburn Hospital)                           6.000        01/01/2021             9,148,078
         2,900,000   Chautauqua County IDA (Jamestown Devel. Corp.)                5.250        08/01/2028             2,880,454
         1,700,000   Chautauqua County IDA (Jamestown Devel. Corp.)                7.125        11/01/2008             1,704,403
         3,395,000   Chautauqua County IDA (Jamestown Devel. Corp.)                7.125        11/01/2018             3,406,984
         4,255,000   City of Port Jervis IDA (FHP)                                 5.500        11/01/2016             4,285,721
           640,000   City of Port Jervis IDA (FHT)                                10.000        11/01/2008               662,419
         3,115,000   Clifton Springs Hospital & Clinic                             8.000        01/01/2020             3,467,805


                           9 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$           35,000   Cohoes GO                                                     6.200%       03/15/2012        $       36,050
            25,000   Cohoes GO                                                     6.200        03/15/2013                25,595
            25,000   Cohoes GO                                                     6.250        03/15/2014                25,555
            25,000   Cohoes GO                                                     6.250        03/15/2015                25,555
            25,000   Cohoes GO                                                     6.250        03/15/2016                25,450
           595,000   Columbia County IDA (ARC)                                     7.750        06/01/2005               650,383
         2,650,000   Columbia County IDA (ARC)                                     8.650        06/01/2018             3,001,019
           605,000   Columbia County IDA (Berkshire Farms)                         6.900        12/15/2004               649,304
         1,855,000   Columbia County IDA (Berkshire Farms)                         7.500        12/15/2014             2,052,706
            60,000   Cortland County IDA (Paul Bunyon Products)                    8.000        07/01/2000                61,325
         3,500,000   Dutchess County IDA (Bard College)                            7.000        11/01/2017             3,882,865
         1,700,000   Dutchess County Res Rec (Solid Waste)                         6.800        01/01/2010             1,915,832
         1,805,000   Dutchess County Res Rec (Solid Waste)                         7.000        01/01/2010             2,047,448
         2,420,000   Dutchess County Res Rec (Solid Waste) (w)                     5.150        01/01/2010             2,483,452
         1,700,000   Dutchess County Res Rec (Solid Waste) (w)                     5.400        01/01/2013             1,743,384
         1,000,000   Dutchess County Res Rec (Solid Waste) (w)                     5.450        01/01/2014             1,024,040
         1,540,000   Dutchess County Water & Waste                                 0.000        06/01/2025               390,914
         1,540,000   Dutchess County Water & Waste                                 0.000        06/01/2026               370,940
         1,000,000   Dutchess County Water & Waste                                 0.000        06/01/2027               228,690
         3,000,000   Dutchess County Water & Waste                                 5.375        06/01/2019             3,077,130
         2,000,000   East Rochester Hsg. Authority (Linden Knoll)                  5.350        02/01/2038             2,028,300
         3,125,000   East Rochester Hsg. Authority (St. John's Meadows)            5.250        08/01/2038             3,119,656
         3,250,000   East Rochester Hsg. Authority (St. John's Meadows)            5.675        08/01/2022             3,424,330
         4,250,000   East Rochester Hsg. Authority (St. John's Meadows)            5.700        08/01/2027             4,504,532
         1,885,000   East Rochester Hsg. Authority (St. John's Meadows)            5.750        08/01/2037             2,005,583
         4,095,000   East Rochester Hsg. Authority (St. John's Meadows)            5.950        08/01/2027             4,323,583
            25,000   Elmira HDC                                                    7.500        08/01/2007                25,780
         3,425,000   Erie County IDA (Affordable Hospitality) (b)                  9.250        12/01/2015             3,425,000
         1,275,000   Erie County IDA (Air Cargo)                                   8.250        10/01/2007             1,319,880
         2,380,000   Erie County IDA (Air Cargo)                                   8.500        10/01/2015             2,509,924
        35,000,000   Erie County IDA (Canfibre Lackawanna)                         9.050        12/01/2025            35,054,600
           300,000   Erie County IDA (Episcopal Church Home)                       6.000        02/01/2028               305,820
         3,230,000   Erie County IDA (Medaille College)                            8.000        12/30/2022             3,540,048
         1,355,000   Erie County IDA (Mercy Hospital)                              6.250        06/01/2010             1,396,707
         1,850,000   Essex County IDA (International Paper Co.)                    5.500        08/15/2022             1,847,447
         3,800,000   Franklin County IDA (Alice Hyde Hospital)                     4.750        10/01/2018             3,642,224
         4,245,000   Franklin County SWMA                                          6.250        06/01/2015             4,404,018
           620,000   Geneva IDA (FLCP)                                             8.250        11/01/2004               671,410
         1,000,000   Geneva IDA (FLCP)                                             8.500        11/01/2016             1,085,540
           925,000   Glen Cove IDA (SLCD)                                          6.875        07/01/2008               920,144
         3,775,000   Glen Cove IDA (SLCD)                                          7.375        07/01/2023             3,742,799
        15,000,000   Glen Cove IDA (The Regency at Glen Cove)                      0.000        10/15/2019 (p)         4,954,650
         2,375,000   Grand Central BID (Grand Central District Management)         5.250        01/01/2022             2,390,889
         2,045,000   Groton Community Health Care Center                           7.450        07/15/2021             2,402,118
           690,000   Hamilton Elderly Hsg. Corp.                                  11.250        01/01/2015               718,918
         5,210,000   Hempstead IDA (Franklin Hospital Medical Center)              5.750        11/01/2008             5,233,237
         9,375,000   Hempstead IDA (Franklin Hospital Medical Center)              6.375        11/01/2018             9,423,750
         1,015,000   Herkimer County IDA (Burrows Paper)                           7.250        01/01/2001             1,039,248
        14,440,000   Herkimer County IDA (Burrows Paper)                           8.000        01/01/2009            15,674,331
            60,000   Housing NY Corp.                                              5.500        11/01/2020                61,400
         6,595,000   Housing NY Corp.                                              5.500        11/01/2020             6,737,452


                          10 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          990,000   Hudson IDA (Have, Inc.)                                       8.125%       12/01/2017        $    1,067,943
         1,300,000   Hudson IDA (Wittcomm, Inc.)                                   7.125        11/01/2009             1,298,206
           950,000   Islip IDA (Leeway School)                                     9.000        08/01/2021             1,033,495
            50,000   Islip IDA (WJL Realty)                                        7.800        03/01/2003                51,786
           100,000   Islip IDA (WJL Realty)                                        7.850        03/01/2004               103,574
           100,000   Islip IDA (WJL Realty)                                        7.900        03/01/2005               103,585
           500,000   Islip IDA (WJL Realty)                                        7.950        03/01/2010               521,945
         2,000,000   Islip Res Rec                                                 6.500        07/01/2009             2,303,440
        20,600,000   L.I. Power Authority                                          5.250        12/01/2026            20,695,790
        21,450,000   L.I. Power Authority                                          5.500        12/01/2029            22,149,484
        10,000,000   L.I. Power Authority                                          5.750        12/01/2024            10,725,400
         5,905,000   L.I. Power Authority RITES (a)                                5.357(f)     12/01/2022             5,913,917
        12,500,000   L.I. Power Authority RITES (a)                                5.857(f)     12/01/2026            13,617,875
         3,725,000   L.I. Power Authority RITES (a)                                7.590(f)     12/01/2026             4,058,127
         2,650,000   Lockport HDC                                                  6.000        10/01/2018             2,790,291
           100,000   Lowville GO                                                   7.200        09/15/2005               116,774
            75,000   Lowville GO                                                   7.200        09/15/2007                89,907
           100,000   Lowville GO                                                   7.200        09/15/2012               124,085
           100,000   Lowville GO                                                   7.200        09/15/2013               124,098
           100,000   Lowville GO                                                   7.200        09/15/2014               124,192
         5,350,000   Lyons Community Health Initiatives Corp.                      6.800        09/01/2024             5,886,551
         4,610,000   Macleay Hsg. Corp. (Larchmont Woods)                          8.500        01/01/2031             4,856,358
         2,485,000   Mechanicsville HDC                                            6.900        08/01/2022             2,597,620
           200,000   Middleton IDA (Flanagan)                                      7.000        11/01/2006               200,198
           690,000   Middleton IDA (Flanagan)                                      7.500        11/01/2018               692,070
           905,000   Middleton IDA (Fleurchem)                                     8.000        12/01/2016             1,000,269
         3,740,000   Middleton IDA (Southwinds)                                    8.375        03/01/2018             4,147,473
           660,000   Middletown IDA (YMCA)                                         6.250        11/01/2009               659,003
         1,255,000   Middletown IDA (YMCA)                                         7.000        11/01/2019             1,252,352
            75,000   Monroe County Airport Authority (GRIA)                        7.250        01/01/2019                78,971
           440,000   Monroe County COP                                             8.050        01/01/2011               458,520
         4,260,000   Monroe County IDA (Al Sigl Center)                            6.600        12/15/2017             4,566,464
         1,590,000   Monroe County IDA (Al Sigl Center)                            7.250        12/15/2015             1,749,238
         3,080,000   Monroe County IDA (Brazill Merk)                              7.900        12/15/2014             3,238,558
           900,000   Monroe County IDA (Canal Ponds)                               7.000        06/15/2013               989,775
            10,000   Monroe County IDA (Cohber)                                    7.550        12/01/2001                10,237
            10,000   Monroe County IDA (Cohber)                                    7.650        12/01/2002                10,270
            10,000   Monroe County IDA (Cohber)                                    7.700        12/01/2003                10,275
           170,000   Monroe County IDA (Cohber)                                    7.850        12/01/2009               175,180
         2,186,291   Monroe County IDA (Cottrone Devel.)                           9.500        12/01/2010             2,351,662
         5,750,000   Monroe County IDA (DePaul CF)                                 5.950        08/01/2028             5,752,012
           880,000   Monroe County IDA (DePaul CF)                                 6.450        02/01/2014               980,250
         1,285,000   Monroe County IDA (DePaul CF)                                 6.500        02/01/2024             1,429,922
           335,000   Monroe County IDA (DePaul Properties)                         8.300        09/01/2002               363,468
         4,605,000   Monroe County IDA (DePaul Properties)                         8.800        09/01/2021             5,022,673
        14,565,000   Monroe County IDA (Genesee Hospital)                          7.000        11/01/2018            15,338,110
         1,000,000   Monroe County IDA (Jewish Home)                               6.875        04/01/2017             1,059,310
         4,945,000   Monroe County IDA (Jewish Home)                               6.875        04/01/2027             5,200,904
         1,425,000   Monroe County IDA (Melles Groit)                              9.500        12/01/2009             1,463,418
         1,926,000   Monroe County IDA (Morrell/Morrell)                           7.000        12/01/2007             2,015,212
           500,000   Monroe County IDA (Nazareth College)                          5.250        04/01/2023               511,695


                          11 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        4,330,000   Monroe County IDA (Piano Works)                               7.625%       11/01/2016        $    4,766,897
         2,625,000   Monroe County IDA (Roberts Wesleyan College)                  6.700        09/01/2011             2,708,632
         3,490,000   Monroe County IDA (RTM Turbine) (a) (d)                       7.750        12/01/2006             1,570,500
         3,060,000   Monroe County IDA (RTM Turbine) (a) (d)                       8.000        12/01/2011             1,377,031
           770,000   Monroe County IDA (RTM Turbine) (a) (d)                       8.500        12/01/2016               346,500
         1,310,000   Monroe County IDA (St. Joseph's Parking Garage)               7.000        11/01/2008             1,310,419
         4,345,000   Monroe County IDA (St. Joseph's Parking Garage)               7.500        11/01/2022             4,346,608
           915,000   Monroe County IDA (Volunteers of America)                     5.700        08/01/2018               903,370
         2,610,000   Monroe County IDA (Volunteers of America)                     5.750        08/01/2028             2,569,728
           465,000   Monroe County IDA (West End Business)                         6.750        12/01/2004               492,003
           110,000   Monroe County IDA (West End Business)                         6.750        12/01/2004               116,388
            65,000   Monroe County IDA (West End Business)                         6.750        12/01/2004                68,775
         1,375,000   Monroe County IDA (West End Business)                         8.000        12/01/2014             1,512,981
           345,000   Monroe County IDA (West End Business)                         8.000        12/01/2014               379,621
           170,000   Monroe County IDA (West End Business)                         8.000        12/01/2014               187,059
           515,000   Monroe County IDA (West End Business)                         8.000        12/01/2014               566,680
           285,000   Monroe HDC (Multi-Family)                                     7.000        08/01/2021               296,679
         5,860,000   Montgomery County IDA (Amsterdam) (a)                         7.250        01/15/2019             4,102,000
         1,015,000   Montgomery County IDA (New Dimensions in Living)              8.900        05/01/2016             1,094,596
         3,800,000   MTA Dedicated Tax Fund RITES (a)                              5.030(f)     04/01/2023             3,609,544
        10,000,000   MTA IVRC (a)                                                  6.784(f)     07/01/2011            11,375,000
         3,125,000   MTA RITES (a)                                                 4.030(f)     07/01/2026             2,535,187
         1,000,000   MTA Service Contract, Series 8                                5.375        07/01/2021             1,015,240
         1,000,000   MTA Service Contract, Series R                                5.500        07/01/2012             1,071,940
         1,270,000   MTA Service Contract, Series R                                5.500        07/01/2012             1,361,364
           815,000   MTA Service Contract, Series R                                5.500        07/01/2013               867,804
         2,500,000   MTA Service Contract, Series R                                5.500        07/01/2014             2,652,125
         3,320,000   MTA Service Contract, Series R                                5.500        07/01/2017             3,476,638
         4,360,000   MTA Service Contract, Series R                                5.500        07/01/2017             4,565,705
         9,400,000   MTA YCR (a)                                                   7.203(f)     07/01/2013            10,297,230
         3,000,000   MTA YCR (a)                                                   7.203(f)     07/01/2022             3,193,650
         9,690,000   MTA, Series C1                                                5.500        07/01/2022             9,934,769
        13,480,000   MTA, Series C1                                                5.625        07/01/2027            14,093,744
         5,000,000   MTA, Series C2                                                5.375        07/01/2027             5,174,450
           802,824   Municipal Assistance Corp. for Troy, NY                       0.000        07/15/2021               258,477
         1,218,573   Municipal Assistance Corp. for Troy, NY                       0.000        01/15/2022               382,425
         2,725,000   Nassau County IDA (ACLDD)                                     8.125        10/01/2022             3,000,852
           275,000   Nassau County IDA (RJS Scientific)                            8.050        12/01/2005               302,940
         2,700,000   Nassau County IDA (RJS Scientific)                            9.050        12/01/2025             3,111,426
         2,850,000   Nassau County IDA (Sharp International)                       7.375        12/01/2007             3,039,610
         1,810,000   Nassau County IDA (Sharp International)                       7.375        12/01/2007             1,930,419
         2,610,000   Nassau County IDA (Sharp International)                       7.875        12/01/2012             2,774,952
         1,650,000   Nassau County IDA (Sharp International)                       7.875        12/01/2012             1,760,797
           500,000   Nassau County IDA (Structural Industries)                     7.750        02/01/2012               566,080
            20,000   New Hartford HDC (Village Point)                              7.375        01/01/2024                21,402
         1,505,000   New Hartford Sunset Wood Project                              5.950        08/01/2027             1,609,823
         3,000,000   New Rochelle IDA (CNR)                                        6.750        07/01/2022             3,230,700
         4,950,000   Newark/Wayne Community Hospital                               5.875        01/15/2033             5,171,958
         2,340,000   Newark/Wayne Community Hospital                               7.600        09/01/2015             2,531,646
           185,000   Newburgh GO                                                   7.100        09/15/2007               201,650
           185,000   Newburgh GO                                                   7.100        09/15/2008               200,891


                          12 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          180,000   Newburgh GO                                                   7.150%       09/15/2009        $      195,298
           150,000   Newburgh GO                                                   7.150        09/15/2010               162,520
           155,000   Newburgh GO                                                   7.200        09/15/2011               167,577
           155,000   Newburgh GO                                                   7.200        09/15/2012               166,949
           160,000   Newburgh GO                                                   7.250        09/15/2013               172,048
           155,000   Newburgh GO                                                   7.250        09/15/2014               166,048
         2,310,000   Newburgh IDA (ARMA Textile Printers)                          7.125        11/01/2007             2,392,190
         4,880,000   Newburgh IDA (ARMA Textile Printers)                          8.000        11/01/2017             5,113,264
           995,000   Niagara County IDA (Maryland Maple)                          10.250        11/15/2009             1,028,492
         1,000,000   Niagara County IDA (Niagara University)                       5.375        10/01/2023             1,033,390
         1,900,000   Niagara County IDA (Sevenson Hotel)                           6.600        05/01/2007             1,941,952
         1,700,000   Niagara Falls COP (High School Facility)                      5.375        06/15/2028             1,712,971
           715,000   North Babylon Volunteer Fire Co.                              5.750        08/01/2022               756,842
           585,000   North Tonawanda HDC (Bishop Gibbons Assoc.)                   6.800        12/15/2007               645,150
         3,295,000   North Tonawanda HDC (Bishop Gibbons Assoc.)                   7.375        12/15/2021             3,911,132
           270,000   NYC GO                                                        0.000        05/15/2011               147,801
         4,990,000   NYC GO                                                        0.000        11/15/2011             2,665,858
           200,000   NYC GO                                                        0.000        05/15/2012               103,196
            40,000   NYC GO                                                        0.000        10/01/2012                20,257
         9,025,000   NYC GO                                                        5.000        08/01/2023             8,794,050
        12,125,000   NYC GO                                                        5.000        08/01/2023            11,814,721
         8,900,000   NYC GO                                                        5.000        08/15/2028             8,638,518
         1,285,000   NYC GO                                                        5.125        02/01/2011             1,344,444
         1,250,000   NYC GO                                                        5.125        08/01/2013             1,285,525
           855,000   NYC GO                                                        5.125        08/01/2025               842,748
        12,250,000   NYC GO                                                        5.125        08/01/2025            12,074,457
         2,060,000   NYC GO                                                        5.250        02/01/2012             2,163,268
        16,265,000   NYC GO                                                        5.250        08/01/2020            16,428,789
        26,970,000   NYC GO                                                        5.250        08/01/2021            27,219,472
         1,015,000   NYC GO                                                        5.250        08/15/2023             1,020,643
           500,000   NYC GO                                                        5.250        08/01/2024               502,270
         5,910,000   NYC GO                                                        5.300        08/01/2024             5,968,332
           570,000   NYC GO                                                        5.375        08/01/2019               582,392
         1,170,000   NYC GO                                                        5.375        08/01/2027             1,192,078
        13,170,000   NYC GO                                                        5.375        11/15/2027            13,386,120
            85,000   NYC GO                                                        5.500        10/01/2018                87,231
         4,380,000   NYC GO                                                        5.500        02/15/2026             4,501,414
        15,015,000   NYC GO                                                        5.500        11/15/2037            15,441,126
            20,000   NYC GO                                                        5.625        08/01/2016                20,774
            35,000   NYC GO                                                        5.750        02/01/2020                37,101
         2,000,000   NYC GO                                                        5.875        08/01/2024             2,144,940
         4,865,000   NYC GO                                                        5.875        08/01/2024             5,207,934
         6,000,000   NYC GO                                                        6.000        02/01/2011             6,626,940
            10,000   NYC GO                                                        6.000        08/01/2015                10,024
            50,000   NYC GO                                                        6.000        10/15/2016                54,605
            15,000   NYC GO                                                        6.000        02/15/2020 (p)            16,726
            55,000   NYC GO                                                        6.000        02/15/2020                58,798
            90,000   NYC GO                                                        6.000        05/15/2020 (p)            99,048
           180,000   NYC GO                                                        6.000        05/15/2020               191,453
            15,000   NYC GO                                                        6.000        02/15/2024 (p)            16,975
            75,000   NYC GO                                                        6.000        02/15/2024                81,007


                          13 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$           65,000   NYC GO                                                        6.000%       02/15/2025 (p)    $       72,591
           610,000   NYC GO                                                        6.000        02/15/2025               654,804
            80,000   NYC GO                                                        6.000        10/15/2026 (p)            91,670
         8,180,000   NYC GO                                                        6.000        10/15/2026             8,908,838
         4,920,000   NYC GO                                                        6.125        02/01/2025 (p)         5,602,798
        13,680,000   NYC GO                                                        6.125        02/01/2025            14,873,443
         8,735,000   NYC GO                                                        6.125        08/01/2025             9,595,922
            55,000   NYC GO                                                        6.250        04/01/2021 (p)            63,187
            15,000   NYC GO                                                        6.250        04/01/2021                16,511
         5,870,000   NYC GO                                                        6.250        04/15/2027 (p)         6,794,877
         6,330,000   NYC GO                                                        6.250        04/15/2027             6,955,024
           103,000   NYC GO                                                        6.500        08/01/2014 (p)           118,648
           397,000   NYC GO                                                        6.500        08/01/2014               447,725
           420,000   NYC GO                                                        6.500        08/01/2015 (p)           483,806
         1,580,000   NYC GO                                                        6.500        08/01/2015             1,751,841
         1,630,000   NYC GO                                                        6.600        02/15/2010 (p)         1,873,017
           370,000   NYC GO                                                        6.600        02/15/2010               418,807
        15,580,000   NYC GO                                                        6.625        02/15/2025 (p)        17,923,855
           420,000   NYC GO                                                        6.625        08/01/2025 (p)           486,822
         1,580,000   NYC GO                                                        6.625        08/01/2025             1,783,393
             5,000   NYC GO                                                        7.000        02/01/2010                 5,040
           610,000   NYC GO                                                        7.000        10/01/2012 (p)           688,153
            15,000   NYC GO                                                        7.000        10/01/2012                16,722
            25,000   NYC GO                                                        7.000        02/01/2018                27,427
           625,000   NYC GO                                                        7.000        02/01/2020 (p)           693,469
            25,000   NYC GO                                                        7.000        02/01/2020                27,427
            10,000   NYC GO                                                        7.000        02/01/2020                10,953
           190,000   NYC GO                                                        7.000        02/01/2022               208,447
         4,410,000   NYC GO                                                        7.000        02/01/2022 (p)         4,893,115
           875,000   NYC GO                                                        7.100        02/01/2009 (p)           973,280
           125,000   NYC GO                                                        7.100        02/01/2009               137,927
         3,525,000   NYC GO                                                        7.100        02/01/2010 (p)         3,920,928
           475,000   NYC GO                                                        7.100        02/01/2010               524,124
         1,555,000   NYC GO                                                        7.100        02/01/2011 (p)         1,729,658
           210,000   NYC GO                                                        7.100        02/01/2011               231,622
         3,520,000   NYC GO                                                        7.200        02/01/2014 (p)         3,925,082
           480,000   NYC GO                                                        7.200        02/01/2014               530,357
         2,465,000   NYC GO                                                        7.200        02/01/2015 (p)         2,748,672
           335,000   NYC GO                                                        7.200        02/01/2015               369,448
        13,800,000   NYC GO                                                        7.250        08/15/2024 (p)        15,061,596
            20,000   NYC GO                                                        7.250        08/15/2024                21,599
           300,000   NYC GO                                                        7.400        02/01/2002 (p)           332,217
            30,000   NYC GO                                                        7.400        02/01/2002                33,106
         1,825,000   NYC GO                                                        7.500        02/01/2003 (p)         2,050,734
           175,000   NYC GO                                                        7.500        02/01/2003               195,447
         2,955,000   NYC GO                                                        7.500        02/01/2016 (p)         3,323,252
            45,000   NYC GO                                                        7.500        02/01/2016                50,014
         1,470,000   NYC GO                                                        7.500        02/01/2018 (p)         1,653,191
            30,000   NYC GO                                                        7.500        02/01/2018                33,343
            45,000   NYC GO                                                        7.500        08/01/2019                50,653
         1,820,000   NYC GO                                                        7.500        08/01/2019 (p)         2,074,290


                          14 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          180,000   NYC GO                                                        7.500%       08/01/2020        $      202,612
         7,320,000   NYC GO                                                        7.500        08/01/2020 (p)         8,342,750
         6,180,000   NYC GO                                                        7.500        08/15/2020 (p)         7,343,879
           975,000   NYC GO                                                        7.500        08/01/2021 (p)         1,111,227
            25,000   NYC GO                                                        7.500        08/01/2021                28,140
         3,790,000   NYC GO                                                        7.625        02/01/2013 (p)         4,276,030
            55,000   NYC GO                                                        7.625        02/01/2013                61,493
           265,000   NYC GO                                                        7.625        02/01/2014 (p)           298,984
             5,000   NYC GO                                                        7.625        02/01/2014                 5,586
         1,380,000   NYC GO                                                        7.750        02/01/2010             1,559,359
           120,000   NYC GO                                                        7.750        02/01/2010               134,653
           135,000   NYC GO                                                        7.750        08/15/2012 (p)           150,862
            15,000   NYC GO                                                        7.750        08/15/2012                16,626
         6,000,000   NYC GO                                                        7.750        02/01/2013 (p)         6,785,460
           985,000   NYC GO                                                        7.750        08/15/2013 (p)         1,100,737
            15,000   NYC GO                                                        7.750        08/15/2013                16,626
           115,000   NYC GO                                                        7.750        08/15/2017 (p)           128,512
            15,000   NYC GO                                                        7.750        08/15/2017                16,587
           250,000   NYC GO                                                        8.000        08/15/2021 (p)           280,925
             5,000   NYC GO                                                        8.250        08/01/2012 (p)             5,641
         1,620,000   NYC GO                                                        8.250        08/01/2014 (p)         1,826,890
             5,000   NYC GO                                                        8.250        08/01/2014                 5,584
         1,000,000   NYC GO                                                        8.250        11/15/2015 (p)         1,140,260
         3,000,000   NYC GO                                                        8.250        11/15/2018 (p)         3,420,780
            20,000   NYC GO                                                        8.250        11/15/2020 (p)            22,805
         1,750,000   NYC GO CAB                                                    0.000(c)     05/15/2014             1,497,597
           500,000   NYC GO CAB                                                    0.000(c)     08/01/2014               414,625
        16,387,000   NYC GO CARS                                                   8.120(f)     08/12/2010            18,763,115
         8,387,000   NYC GO CARS                                                   8.120(f)     09/01/2011             9,540,212
            70,000   NYC GO DIAMONDS                                               0.000(c)     08/15/2016                63,143
           100,000   NYC GO DIAMONDS                                               0.000(c)     08/01/2025                64,990
        13,640,000   NYC GO Indexed Inverse Floater                                5.375(c) (f) 08/01/2014            14,435,212
         6,200,000   NYC GO RIBS                                                   7.383(f)     08/13/2009             6,990,500
         4,200,000   NYC GO RIBS                                                   7.383(f)     07/29/2010             4,730,250
         5,400,000   NYC GO RIBS                                                   7.481(f)     08/22/2013             6,041,250
         3,050,000   NYC GO RIBS                                                   7.481(f)     08/01/2015             3,408,375
        13,150,000   NYC GO RIBS                                                   8.564(f)     08/01/2013            15,188,250
        15,000,000   NYC GO RITES                                                  7.063(f)     10/01/2011            16,486,650
         3,375,000   NYC GO RITES (a)                                              4.857(f)     05/15/2023             3,205,609
         3,500,000   NYC GO RITES (a)                                              4.857(f)     05/15/2028             3,324,335
         2,285,000   NYC HDC                                                       5.250        11/01/2031             2,304,902
           316,251   NYC HDC (Albert Einstein Staff Hsg.)                          6.500        12/15/2017               332,181
         1,484,986   NYC HDC (Atlantic Plaza Towers)                               7.034        02/15/2019             1,559,547
         1,045,000   NYC HDC (Barclay Avenue)                                      6.450        04/01/2017             1,109,111
         4,055,000   NYC HDC (Barclay Avenue)                                      6.600        04/01/2033             4,302,112
           370,337   NYC HDC (Bay Towers)                                          6.500        08/15/2017               388,991
         2,767,497   NYC HDC (Boulevard Towers)                                    6.500        08/15/2017             2,906,398
           474,378   NYC HDC (Bridgeview III)                                      6.500        12/15/2017               498,273
           499,761   NYC HDC (Cadman Plaza North)                                  7.000        12/15/2018               524,909
         1,277,325   NYC HDC (Cadman Towers)                                       6.500        11/15/2018             1,341,459
           187,595   NYC HDC (Candia House)                                        6.500        06/15/2018               197,010


                          15 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        3,599,745   NYC HDC (Clinton Towers)                                      6.500%       07/15/2017        $    3,780,416
           306,895   NYC HDC (Contello III)                                        7.000        12/15/2018               322,322
         1,487,950   NYC HDC (Cooper Gramercy)                                     6.500        08/15/2017             1,562,630
         1,135,295   NYC HDC (Court Plaza)                                         6.500        08/15/2017             1,192,480
         1,692,684   NYC HDC (Crown Gardens)                                       7.250        01/15/2019             1,778,401
         3,604,488   NYC HDC (East Midtown Plaza)                                  6.500        11/15/2018             3,787,452
         3,473,244   NYC HDC (Esplanade Gardens)                                   7.000        01/15/2019             3,648,504
            82,826   NYC HDC (Essex Terrace)                                       6.500        07/15/2018                86,984
           509,321   NYC HDC (Forest Park Crescent)                                6.500        12/15/2017               534,884
         1,655,820   NYC HDC (Gouverneur Gardens)                                  7.034        02/15/2019             1,739,357
           364,982   NYC HDC (Heywood Towers)                                      6.500        10/15/2017               383,300
         4,115,193   NYC HDC (Hudsonview Terrace)                                  6.500        09/15/2017             4,321,735
         1,162,909   NYC HDC (Janel Towers)                                        6.500        09/15/2017             1,221,275
           406,146   NYC HDC (Kingsbridge Arms)                                    6.500        08/15/2017               426,530
           230,553   NYC HDC (Kingsbridge Arms)                                    6.500        11/15/2018               242,130
         1,242,868   NYC HDC (Leader House)                                        6.500        03/15/2018             1,305,248
         1,730,090   NYC HDC (Lincoln-Amsterdam)                                   7.250        11/15/2018             1,817,079
           207,646   NYC HDC (Middagh St. Studio Apartments)                       6.500        01/15/2018               218,068
         2,709,305   NYC HDC (Montefiore Hospital Hsg. Sec. II)                    6.500        10/15/2017             2,845,285
         4,390,000   NYC HDC (Multi-Family)                                        5.850        05/01/2026             4,587,682
        38,880,000   NYC HDC (Multi-Family)                                        6.600        04/01/2030            41,908,363
            30,000   NYC HDC (Multi-Family)                                        7.300        06/01/2010                32,062
         1,145,000   NYC HDC (Multi-Family)                                        7.350        06/01/2019             1,224,978
           100,000   NYC HDC (Multi-Family), Series A                              5.850        05/01/2025               104,282
         1,735,000   NYC HDC (Multi-Family), Series B                              5.850        05/01/2026             1,809,293
           873,586   NYC HDC (New Amsterdam House)                                 6.500        08/15/2018               917,449
           892,999   NYC HDC (New Amsterdam House)                                 6.500        08/15/2018               893,677
         1,086,032   NYC HDC (Riverbend)                                           6.500        11/15/2018             1,140,561
         6,658,308   NYC HDC (Riverside Park Community)                            7.250        11/15/2018             6,995,817
           474,991   NYC HDC (RNA House)                                           7.000        12/15/2018               498,959
           683,500   NYC HDC (Robert Fulton Terrace)                               6.500        12/15/2017               717,928
           248,260   NYC HDC (Rosalie Manning Apartments)                          7.034        11/15/2018               260,725
           660,089   NYC HDC (Scott Tower)                                         7.000        12/15/2018               693,271
           905,320   NYC HDC (Seaview Towers)                                      6.500        01/15/2018               950,758
         1,685,114   NYC HDC (Sky View Towers)                                     6.500        11/15/2018             1,769,723
         3,175,000   NYC HDC (South Bronx Cooperatives)                            8.100        09/01/2023             3,372,866
           373,537   NYC HDC (St. Martin Tower)                                    6.500        11/15/2018               392,292
         1,718,603   NYC HDC (Stevenson Commons)                                   6.500        05/15/2018             1,804,859
           492,878   NYC HDC (Strycker's Bay Apartments)                           7.034        11/15/2018               528,626
         1,723,163   NYC HDC (Tivoli Towers)                                       6.500        01/15/2018             1,809,752
           234,072   NYC HDC (Town House West)                                     6.500        01/15/2018               245,803
           359,684   NYC HDC (Tri-Faith House)                                     7.000        01/15/2019               377,765
         1,528,331   NYC HDC (University River View)                               6.500        08/15/2017             1,605,313
           458,362   NYC HDC (Washington Square Southeast)                         7.000        01/15/2019               481,408
           413,362   NYC HDC (West Side Manor)                                     6.500        11/15/2018               434,116
         4,601,987   NYC HDC (West Village)                                        6.500        11/15/2013             4,833,651
           265,804   NYC HDC (Westview Apartments)                                 6.500        10/15/2017               279,193
           611,509   NYC HDC (Woodstock Terrace)                                   7.034        02/15/2019               642,213
         5,235,000   NYC HDC, Series B                                             5.875        11/01/2018             5,527,165
           800,000   NYC Health & Hospital Corp.                                   5.750        02/15/2022               841,800
        26,500,000   NYC Health & Hospital Corp. LEVRRS                            7.252(f)     02/15/2011            29,580,625


                          16 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        3,600,000   NYC IDA (Acme Architectural Products)                         6.375%       11/01/2019        $    3,609,648
         1,035,000   NYC IDA (ALA Realty)                                          7.500        12/01/2010             1,128,005
         1,355,000   NYC IDA (ALA Realty)                                          8.375        12/01/2015             1,542,938
           680,000   NYC IDA (A-Lite Vertical Products)                            6.750        11/01/2009               677,593
         1,330,000   NYC IDA (A-Lite Vertical Products)                            7.500        11/01/2019             1,324,241
           440,000   NYC IDA (Allied Metal)                                        6.375        12/01/2014               445,575
           940,000   NYC IDA (Allied Metal)                                        7.125        12/01/2027               951,402
        16,685,000   NYC IDA (American Airlines)                                   6.900        08/01/2024            18,499,661
         1,795,000   NYC IDA (American Airlines)                                   7.750        07/01/2019             1,836,016
        11,445,000   NYC IDA (American Airlines)                                   8.000        07/01/2020            11,708,922
         1,255,000   NYC IDA (Amplaco Group)                                       7.250        11/01/2008             1,313,157
         2,645,000   NYC IDA (Amplaco Group)                                       8.125        11/01/2018             2,804,917
           530,000   NYC IDA (Amster Novelty) (d)                                  8.000        12/01/2010               344,500
           790,000   NYC IDA (Amster Novelty) (d)                                  8.375        12/01/2015               513,500
         1,160,000   NYC IDA (Atlantic Veal & Lamb)                                8.375        12/01/2016             1,256,338
        11,480,000   NYC IDA (Berkeley Carroll School)                             6.100        11/01/2028            11,456,122
           165,000   NYC IDA (BHMS)                                                8.400        09/01/2002               165,431
         3,075,000   NYC IDA (BHMS)                                                8.500        01/01/2027             3,430,531
           660,000   NYC IDA (BHMS)                                                8.900        09/01/2011               717,229
         1,690,000   NYC IDA (BHMS)                                                9.200        09/01/2021             1,879,348
           500,000   NYC IDA (Blood Center)                                        7.200        05/01/2012 (p)           575,865
         3,000,000   NYC IDA (Blood Center)                                        7.250        05/01/2022 (p)         3,462,030
        45,285,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)            5.650        10/01/2027            46,339,235
        86,910,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)            5.750        10/01/2036            89,370,422
         3,975,000   NYC IDA (CCM)                                                 6.375        11/01/2028             3,995,749
         1,575,000   NYC IDA (CCM)                                                 6.375        11/01/2028             1,577,567
         1,770,000   NYC IDA (CCM)                                                 7.875        12/01/2016             1,981,568
         1,900,000   NYC IDA (CCM)                                                 8.000        12/01/2011             2,102,369
         1,500,000   NYC IDA (CNR)                                                 5.800        09/01/2026             1,567,230
         6,390,000   NYC IDA (College of Aeronautics)                              5.500        05/01/2028             6,532,880
         3,990,000   NYC IDA (Community Hospital of Brooklyn)                      6.875        11/01/2010             4,047,975
         5,750,000   NYC IDA (Crowne Plaza-LaGuardia)                              6.000        11/01/2028             5,736,775
         1,700,000   NYC IDA (Display Creations)                                   9.250        06/01/2008             1,840,896
           360,000   NYC IDA (Eden II School)                                      7.750        06/01/2004               383,105
         2,505,000   NYC IDA (Eden II School)                                      8.750        06/01/2019             2,760,310
        10,255,000   NYC IDA (EPG)                                                 7.500        07/30/2003            11,273,116
         3,705,000   NYC IDA (Friends Seminary School)                             7.000        12/01/2017             4,017,072
         1,000,000   NYC IDA (Fund for NYC Project)                                7.625        07/01/2010             1,051,340
         3,280,000   NYC IDA (Gabrielli Truck Sales)                               8.125        12/01/2017             3,474,340
         1,250,000   NYC IDA (Graphic Artists)                                     8.250        12/30/2023             1,346,712
           845,000   NYC IDA (Gutmann Plastics)                                    7.750        12/01/2007               880,236
         2,265,000   NYC IDA (Hebrew Academy)                                     10.000        03/01/2021             2,526,041
           735,000   NYC IDA (Herbert G. Birch Childhood Project)                  7.375        02/01/2009               794,395
         2,195,000   NYC IDA (Herbert G. Birch Childhood Project)                  8.375        02/01/2022             2,437,482
           160,000   NYC IDA (HiTech Res Rec)                                      8.750        08/01/2000               164,918
           695,000   NYC IDA (HiTech Res Rec)                                      9.250        08/01/2008               743,594
         5,000,000   NYC IDA (Holiday Inn/JFK Airport)                             6.000        11/01/2028             4,988,500
           320,000   NYC IDA (House of Spices)                                     9.000        10/15/2001               341,386
         2,140,000   NYC IDA (House of Spices)                                     9.250        10/15/2011             2,331,894
         3,280,000   NYC IDA (Japan Airlines)                                      6.000        11/01/2015             3,514,684
         6,040,000   NYC IDA (JBFS)                                                6.750        12/15/2012             6,458,693


                          17 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        1,675,000   NYC IDA (Koenig Iron Works)                                   8.375%       12/01/2025        $    1,805,918
         2,600,000   NYC IDA (L&M Optical Disc)                                    7.125        11/01/2010             2,615,652
         1,000,000   NYC IDA (Lighthouse)                                          6.500        07/01/2022 (p)         1,105,410
         3,025,000   NYC IDA (Little Red Schoolhouse)                              6.750        11/01/2018             3,028,751
           845,000   NYC IDA (Loehmann's)                                          9.500        12/31/2004               856,898
         3,500,000   NYC IDA (MMC)                                                 7.000        07/01/2023             3,762,360
         5,550,000   NYC IDA (Nekboh)                                              9.625        05/01/2011             5,876,395
        11,600,000   NYC IDA (Northwest Airlines)                                  6.000        06/01/2027            11,989,528
           514,583   NYC IDA (Novelty Cord & Tassel)                               6.000(v)     12/01/2006               518,700
           895,000   NYC IDA (NY Hostel Co.)                                       6.750        01/01/2004               924,723
         4,400,000   NYC IDA (NY Hostel Co.)                                       7.600        01/01/2017             4,631,924
           695,000   NYC IDA (NY Vanities & Manufacturing)                         7.000        11/01/2009               692,567
         1,405,000   NYC IDA (NY Vanities & Manufacturing)                         7.500        11/01/2019             1,398,916
         3,435,000   NYC IDA (Ohel Children's Home and Family Services)            8.250        03/15/2023             3,770,290
         1,045,000   NYC IDA (Paradise Products)                                   7.125        11/01/2007             1,079,339
         4,475,000   NYC IDA (Paradise Products)                                   8.250        11/01/2022             4,689,755
            56,536   NYC IDA (Penguin Air Conditioning)                           12.222        12/01/1999                58,509
         1,660,000   NYC IDA (Petrocelli Electric)                                 7.250        11/01/2007             1,728,342
           460,000   NYC IDA (Petrocelli Electric)                                 7.250        11/01/2008               477,089
         3,780,000   NYC IDA (Petrocelli Electric)                                 8.000        11/01/2017             3,979,093
           940,000   NYC IDA (Petrocelli Electric)                                 8.000        11/01/2018               988,034
           915,000   NYC IDA (Pop Display)                                         6.750        12/15/2004               965,746
         2,645,000   NYC IDA (Pop Display)                                         7.900        12/15/2014             2,915,531
         2,240,000   NYC IDA (Precision Gear)                                      6.375        11/02/2024             2,242,083
           815,000   NYC IDA (PRFF)                                                7.000        10/01/2016               878,480
         1,655,000   NYC IDA (Priority Mailers)                                    9.000        03/01/2010             1,785,066
           710,000   NYC IDA (Promotional Slideguide)                              7.500        12/01/2010               771,692
         1,065,000   NYC IDA (Promotional Slideguide)                              7.875        12/01/2015             1,176,612
           700,000   NYC IDA (Psycho Therapy)                                      9.625        04/01/2010               739,200
           220,000   NYC IDA (Sequins International)                               8.500        04/30/2000               228,884
         4,555,000   NYC IDA (Sequins International)                               8.950        01/30/2016             4,993,237
         5,115,000   NYC IDA (St. Bernard's School)                                7.000        12/01/2021             5,590,951
         4,140,000   NYC IDA (St. Christopher Ottilie)                             7.500        07/01/2021             4,469,171
           585,000   NYC IDA (Streamline Plastics)                                 7.750        12/01/2015               627,810
         1,275,000   NYC IDA (Streamline Plastics)                                 8.125        12/01/2025             1,385,453
           150,000   NYC IDA (Summit School)                                       7.250        12/01/2004               159,174
         1,485,000   NYC IDA (Summit School)                                       8.250        12/01/2024             1,618,695
        15,050,000   NYC IDA (Terminal One Group Assoc.)                           6.000        01/01/2019            16,009,136
         6,715,000   NYC IDA (Terminal One Group Assoc.)                           6.125        01/01/2024             7,145,902
           170,000   NYC IDA (Ultimate Display)                                    8.750        10/15/2000               179,081
         1,910,000   NYC IDA (Ultimate Display)                                    9.000        10/15/2011             2,088,967
        10,465,000   NYC IDA (United Air Lines)                                    5.650        10/01/2032            10,497,441
         1,000,000   NYC IDA (United Nations School)                               6.350        12/01/2015             1,061,420
           255,000   NYC IDA (Utleys)                                              6.625        11/01/2006               254,220
         1,335,000   NYC IDA (Utleys)                                              7.375        11/01/2023             1,330,114
         1,285,000   NYC IDA (Van Blarcom Closures)                                7.125        11/01/2007             1,317,690
         2,965,000   NYC IDA (Van Blarcom Closures)                                8.000        11/01/2017             3,056,915
         1,125,000   NYC IDA (Visual Display)                                      7.250        11/01/2008             1,128,904
         2,375,000   NYC IDA (Visual Display)                                      8.325        11/01/2018             2,389,464
         8,000,000   NYC IDA (Visy Paper)                                          7.800        01/01/2016             8,892,400
        24,750,000   NYC IDA (Visy Paper)                                          7.950        01/01/2028            27,569,767


                          18 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        5,000,000   NYC Municipal Water Finance Authority                         5.000%       06/15/2021        $    4,949,950
         3,500,000   NYC Municipal Water Finance Authority                         5.125        06/15/2021             3,505,110
        40,200,000   NYC Municipal Water Finance Authority                         5.125        06/15/2030            40,198,794
         1,200,000   NYC Municipal Water Finance Authority                         5.500        06/15/2019             1,249,848
            65,000   NYC Municipal Water Finance Authority                         5.500        06/15/2027                68,298
            40,000   NYC Municipal Water Finance Authority                         5.750        06/15/2020                42,638
        12,500,000   NYC Municipal Water Finance Authority IRS                     6.720(f)     06/15/2013            13,500,000
        30,000,000   NYC Municipal Water Finance Authority IVRC (a)                7.460(f)     06/15/2017            34,162,500
        10,000,000   NYC Municipal Water Finance Authority LEVVRS                  7.645(f)     06/15/2019            11,012,500
         4,775,000   NYC Municipal Water Finance Authority RITES (a)               5.030(f)     06/15/2021             4,545,991
         2,805,000   NYC Municipal Water Finance Authority RITES (a)               5.030(f)     06/15/2027             2,653,754
         5,000,000   NYC Municipal Water Finance Authority RITES (a)               5.530(f)     06/15/2030             4,860,500
         4,030,000   NYC Municipal Water Finance Authority RITES (a)               5.530(f)     06/15/2030             3,917,482
         2,500,000   NYC TFA RITES (a)                                             4.030(f)     11/15/2023             2,009,350
        21,747,332   NYS Certificate of Lease (a)                                  5.875        01/02/2023            21,933,924
           600,000   NYS COP (BOCES) (a)                                           7.875        10/01/2000               618,816
           200,000   NYS COP (Hanson Redevelopment)                                8.250        11/01/2001               210,350
            10,000   NYS Dorm (Bethel Springvale Home)                             6.000        02/01/2035                10,771
         1,000,000   NYS Dorm (Brookdale Hospital)                                 5.200        02/15/2013             1,033,060
         1,355,000   NYS Dorm (Brookdale Hospital)                                 5.300        02/15/2017             1,386,842
         9,660,000   NYS Dorm (Buena Vida)                                         5.250        07/01/2028             9,705,595
         1,120,000   NYS Dorm (Cardinal Cooke)                                     5.000        07/01/2018             1,106,941
         8,435,000   NYS Dorm (Center for Nursing)                                 5.550        08/01/2037             8,789,776
         1,100,000   NYS Dorm (Chapel Oaks)                                        5.375        07/01/2017             1,136,234
         2,855,000   NYS Dorm (Chapel Oaks)                                        5.450        07/01/2026             2,914,955
        11,485,000   NYS Dorm (City University)                                    5.000        07/01/2028            11,115,183
        21,180,000   NYS Dorm (City University)                                    5.250        07/01/2025            21,279,970
        13,400,000   NYS Dorm (City University)                                    5.375        07/01/2024            13,588,940
            20,000   NYS Dorm (Cornell University)                                 7.375        07/01/2030                21,458
           215,000   NYS Dorm (Court Facility)                                     5.375        05/15/2016               218,988
           495,000   NYS Dorm (Court Facility)                                     5.500        05/15/2023               504,949
         4,750,000   NYS Dorm (Dept. of Health)                                    5.000        07/01/2024             4,587,360
         5,000,000   NYS Dorm (Dept. of Health)                                    5.500        08/15/2017             5,214,550
           410,000   NYS Dorm (Dept. of Health)                                    5.500        07/01/2020               418,708
           525,000   NYS Dorm (Dept. of Health)                                    5.500        07/01/2021               538,261
           150,000   NYS Dorm (Dept. of Health)                                    5.500        07/01/2025               154,075
           250,000   NYS Dorm (Dept. of Health)                                    6.625        07/01/2024 (p)           291,180
         3,750,000   NYS Dorm (Dept. of Health)                                    7.250        07/01/2011 (p)         4,237,987
           265,000   NYS Dorm (Episcopal Health Services)                          7.550        08/01/2029               278,589
         2,500,000   NYS Dorm (German Masonic Home)                                6.000        08/01/2036             2,701,150
         1,000,000   NYS Dorm (Grace Manor Health Care Facility)                   6.150        07/01/2018             1,112,620
        10,285,000   NYS Dorm (Hebrew Hospital)                                    5.900        08/01/2036            10,986,540
       125,010,000   NYS Dorm (Insured Hospital)                                   0.000        08/15/2036            16,446,316
        10,735,000   NYS Dorm (Interfaith Medical Center)                          5.300        02/15/2019            10,801,557
        36,500,000   NYS Dorm (Interfaith Medical Center)                          5.400        02/15/2028            36,939,095
            35,000   NYS Dorm (KMH Homes)                                          6.950        08/01/2031                37,625
         4,380,000   NYS Dorm (Lakeside Home)                                      6.000        02/01/2037             4,746,694
            25,000   NYS Dorm (Lakeside Memorial Hospital)                         6.000        02/01/2021                26,704
         9,650,000   NYS Dorm (LSSUNY) RITES (a)                                   5.595(f)     02/01/2038            10,051,150
         7,400,000   NYS Dorm (Menorah Campus)                                     6.100        02/01/2037             8,068,368
            20,000   NYS Dorm (Menorah Campus)                                     7.300        08/01/2016 (p)            22,160


                          19 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          120,000   NYS Dorm (Mental Health)                                      5.000%       02/15/2023        $      118,750
         7,500,000   NYS Dorm (Mental Health)                                      5.250        02/15/2019             7,590,975
         4,625,000   NYS Dorm (Mental Health) RITES (a)                            5.030(f)     02/15/2023             4,394,259
         2,810,000   NYS Dorm (Mental Health) RITES (a)                            5.030(f)     02/15/2028             2,656,658
         7,230,000   NYS Dorm (Methodist Hospital)                                 6.050        02/01/2034             7,984,089
            85,000   NYS Dorm (MHMC)                                               8.625        07/01/2010                85,292
         3,465,000   NYS Dorm (Millard Hospital)                                   5.375        02/01/2032             3,546,289
         2,850,000   NYS Dorm (Municipal Health Facilities) RITES (a)              5.030(f)     01/15/2023             2,708,497
         2,400,000   NYS Dorm (Niagara Nursing Home)                               5.600        08/01/2037             2,512,104
         4,100,000   NYS Dorm (North General Hospital)                             5.200        02/15/2015             4,226,977
         4,800,000   NYS Dorm (North General Hospital)                             5.300        02/15/2019             4,829,760
         3,500,000   NYS Dorm (North Shore Hospital)                               5.250        11/01/2019             3,585,050
         2,200,000   NYS Dorm (NY & Presbyterian Hospital)                         6.500        08/01/2034             2,407,548
         4,860,000   NYS Dorm (NY & Presbyterian Hospital) RITES (a)               4.030(f)     08/01/2027             3,841,587
         3,780,000   NYS Dorm (NY & Presbyterian Hospital) RITES (a)               5.030(f)     08/01/2032             3,395,347
        10,700,000   NYS Dorm (NY Downtown Hospital)                               5.300        02/15/2020            10,824,013
            25,000   NYS Dorm (NY Medical College)                                 6.875        07/01/2021                28,028
           855,000   NYS Dorm (Park Ridge Hsg.)                                    7.850        02/01/2029               874,528
        12,750,000   NYS Dorm (RGH) RITES (a)                                      6.279(f)     08/01/2033            13,695,030
         4,725,000   NYS Dorm (Rosalind & Joseph Gurwin Geriatric Home)            5.600        02/01/2027             4,941,452
         3,230,000   NYS Dorm (Rosalind & Joseph Gurwin Geriatric Home)            5.700        02/01/2037             3,403,289
           600,000   NYS Dorm (Sarah Neumann Home)                                 5.450        08/01/2027               620,208
         1,900,000   NYS Dorm (Sarah Neumann Home)                                 5.500        08/01/2037             1,968,552
         3,045,000   NYS Dorm (Special Surgery) RITES (a)                          5.030(f)     02/01/2028             2,806,637
         2,650,000   NYS Dorm (Special Surgery) RITES (a)                          5.030(f)     02/01/2038             2,348,456
         4,500,000   NYS Dorm (St. Agnes Hospital)                                 5.300        02/15/2019             4,527,900
         9,000,000   NYS Dorm (St. Agnes Hospital)                                 5.400        02/15/2025             9,115,830
         3,000,000   NYS Dorm (St. Barnabas Hospital)                              5.450        08/01/2035             3,079,830
         1,500,000   NYS Dorm (St. Clare's Hospital)                               5.300        02/15/2019             1,509,300
         2,970,000   NYS Dorm (St. Clare's Hospital)                               5.400        02/15/2025             3,008,224
         2,580,000   NYS Dorm (St. James Mercy Hospital)                           5.400        02/01/2038             2,654,717
         1,500,000   NYS Dorm (St. Thomas Aquinas College)                         5.250        07/01/2028             1,503,210
            75,000   NYS Dorm (St. Thomas Aquinas College)                         6.250        07/01/2014 (p)            84,882
         3,885,000   NYS Dorm (St. Vincent's Hospital)                             5.300        07/01/2018             3,926,686
             5,000   NYS Dorm (St. Vincent's Hospital)                             7.400        08/01/2030                 5,469
            50,000   NYS Dorm (State University)                                   0.000        05/15/2007                34,759
             5,000   NYS Dorm (State University)                                   6.000        05/15/2017 (p)             5,181
            30,000   NYS Dorm (State University)                                   6.000        05/15/2017                30,846
            50,000   NYS Dorm (State University)                                   6.000        05/15/2022 (p)            55,345
           225,000   NYS Dorm (State University)                                   7.000        05/15/2016               239,060
        32,865,000   NYS Dorm (Suffolk-Judicial)                                   9.500        04/15/2014            38,366,930
         3,990,000   NYS Dorm (Teresian House)                                     5.250        07/01/2017             4,010,788
            50,000   NYS Dorm (UCC)                                                5.700        07/01/2021                52,405
         1,700,000   NYS Dorm (Vassar Brothers)                                    5.375        07/01/2025             1,761,455
         4,200,000   NYS Dorm (W.K. Nursing Home)                                  6.125        02/01/2036             4,570,818
        32,915,000   NYS Dorm (WHMC)                                               5.300        08/15/2021            33,091,424
         1,840,000   NYS Environ. (Consolidated Water)                             7.150        11/01/2014             2,013,770
        58,860,000   NYS Environ. (Huntington Res Rec)                             7.500        10/01/2012            61,608,173
         7,500,000   NYS Environ. (NYS Water Services)                             8.375        01/15/2020             7,968,450
         6,120,000   NYS Environ. (Occidental Petroleum)                           5.700        09/01/2028             6,209,536
         9,000,000   NYS Environ. (Occidental Petroleum)                           6.100        11/01/2030             9,454,590


                          20 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        7,000,000   NYS ERDA (Brooklyn Union Gas) RIBS                            7.751% (f)   07/08/2026        $    7,472,500
         7,000,000   NYS ERDA (Brooklyn Union Gas) RIBS                            8.655(f)     04/01/2020             9,135,000
        10,300,000   NYS ERDA (Brooklyn Union Gas) RIBS                           10.324(f)     07/01/2026            13,673,250
         2,215,000   NYS ERDA (Central Hudson G&E)                                 8.375        12/01/2028             2,268,116
        11,040,000   NYS ERDA (Con Ed)                                             6.375        12/01/2027            11,595,864
           290,000   NYS ERDA (Con Ed)                                             6.375        12/01/2027               309,908
        15,630,000   NYS ERDA (Con Ed)                                             7.250        11/01/2024            15,971,359
         9,350,000   NYS ERDA (Con Ed) RITES (a)                                   5.495(f)     08/15/2020             9,623,861
           440,000   NYS ERDA (LILCO)                                              6.900        08/01/2022               497,222
           845,000   NYS ERDA (LILCO)                                              6.900        08/01/2022               941,169
        15,465,000   NYS ERDA (LILCO)                                              7.150        09/01/2019            17,388,846
        16,760,000   NYS ERDA (LILCO)                                              7.150        09/01/2019            18,385,720
        17,090,000   NYS ERDA (LILCO)                                              7.150        06/01/2020            18,747,730
        13,285,000   NYS ERDA (LILCO)                                              7.150        12/01/2020            14,731,338
        10,975,000   NYS ERDA (LILCO)                                              7.150        02/01/2022            12,340,290
        15,360,000   NYS ERDA (LILCO)                                              7.150        02/01/2022            17,032,243
         3,485,000   NYS ERDA (NIMO) RITES (a)                                     5.629(f)     11/01/2025             3,557,593
           400,000   NYS ERDA (NYSEG)                                              5.700        12/01/2028               418,920
            30,000   NYS ERDA (NYSEG)                                              5.950        12/01/2027                31,949
        12,500,000   NYS ERDA (RG&E)                                               5.950        09/01/2033            13,579,500
         3,555,000   NYS HFA (Children's Rescue)                                   7.625        05/01/2018             3,807,405
         2,200,000   NYS HFA (Dominican Village)                                   6.600        08/15/2027             2,401,806
         4,205,000   NYS HFA (Fulton Manor)                                        6.100        11/15/2025             4,568,312
             2,000   NYS HFA (H&NH)                                                6.875        11/01/2010 (p)             2,189
           205,000   NYS HFA (H&NH)                                                7.000        11/01/2017               249,231
         1,040,000   NYS HFA (HELP/Bronx)                                          7.850        05/01/1999             1,049,464
         1,080,000   NYS HFA (HELP/Bronx)                                          7.850        11/01/1999             1,104,613
        13,080,000   NYS HFA (HELP/Bronx)                                          8.050        11/01/2005            13,602,284
         1,210,000   NYS HFA (HELP/Suffolk)                                        8.100        11/01/2005             1,235,761
             5,000   NYS HFA (Meadow Manor)                                        7.750        11/01/2019                 5,061
        15,730,000   NYS HFA (Multi-Family)                                        0.000        11/01/2014             6,787,495
        14,590,000   NYS HFA (Multi-Family)                                        0.000        11/01/2015             5,906,470
            50,000   NYS HFA (Multi-Family)                                        0.000        11/01/2016                18,905
        12,695,000   NYS HFA (Multi-Family)                                        0.000        11/01/2017             4,310,079
           745,000   NYS HFA (Multi-Family)                                        5.250        11/15/2028               745,603
         1,700,000   NYS HFA (Multi-Family)                                        5.300        11/15/2039             1,701,377
         2,075,000   NYS HFA (Multi-Family)                                        5.500        08/15/2030             2,122,974
            85,000   NYS HFA (Multi-Family)                                        5.950        08/15/2024                89,026
         2,000,000   NYS HFA (Multi-Family)                                        6.050        08/15/2032             2,138,840
         1,285,000   NYS HFA (Multi-Family)                                        6.100        11/15/2036             1,387,749
         4,700,000   NYS HFA (Multi-Family)                                        6.125        08/15/2038             5,015,605
            50,000   NYS HFA (Multi-Family)                                        6.200        08/15/2012                53,262
           100,000   NYS HFA (Multi-Family)                                        6.250        08/15/2027               108,213
         5,000,000   NYS HFA (Multi-Family)                                        6.300        08/15/2026             5,396,100
         4,170,000   NYS HFA (Multi-Family)                                        6.350        08/15/2023             4,516,527
         1,175,000   NYS HFA (Multi-Family)                                        6.400        11/15/2027             1,283,934
         2,905,000   NYS HFA (Multi-Family)                                        6.500        08/15/2024             3,091,123
        11,980,000   NYS HFA (Multi-Family)                                        6.700        08/15/2025            12,685,263
         5,695,000   NYS HFA (Multi-Family)                                        6.750        11/15/2036             6,214,555
            75,000   NYS HFA (Multi-Family)                                        6.950        08/15/2012                81,763
         2,830,000   NYS HFA (Multi-Family)                                        6.950        08/15/2024             2,998,838


                          21 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        5,375,000   NYS HFA (Multi-Family)                                        7.050%       08/15/2024        $    5,817,954
         1,566,000   NYS HFA (Multi-Family)                                        7.450        11/01/2028             1,625,915
         2,460,000   NYS HFA (Multi-Family)                                        7.550        11/01/2029             2,556,727
         1,020,000   NYS HFA (Multi-Family)                                        7.750        11/01/2020             1,087,085
            50,000   NYS HFA (Multi-Family)                                        7.850        02/15/2030                54,389
           500,000   NYS HFA (Multi-Family)                                        8.000        11/01/2008               540,780
         3,035,000   NYS HFA (NH&HC) RITES (a)                                     5.619(f)     11/01/2016             3,256,069
            15,000   NYS HFA (Non Profit)                                          6.400        11/01/2010                15,328
            25,000   NYS HFA (Non Profit)                                          6.400        11/01/2013                25,545
            20,000   NYS HFA (Non Profit)                                          6.600        11/01/2008                20,448
            25,000   NYS HFA (Non Profit)                                          6.600        11/01/2010                25,563
            20,000   NYS HFA (Non Profit)                                          6.600        11/01/2013                20,451
         5,000,000   NYS HFA (Phillips Village)                                    7.750        08/15/2017             5,580,150
            35,000   NYS HFA (Service Contract)                                    5.375        03/15/2023                35,370
         4,185,000   NYS HFA (Service Contract)                                    5.500        09/15/2022             4,260,497
         5,600,000   NYS HFA (Service Contract)                                    5.500        09/15/2022             5,748,008
         5,525,000   NYS HFA (Service Contract)                                    5.500        03/15/2025             5,661,578
            25,000   NYS HFA (Service Contract)                                    6.125        03/15/2020                26,740
         9,010,000   NYS HFA (Service Contract)                                    6.500        03/15/2025 (p)        10,461,421
           255,000   NYS HFA (Service Contract)                                    6.500        03/15/2025               289,020
           145,000   NYS HFA (Service Contract)                                    7.700        03/15/2006 (p)           160,205
             5,000   NYS HFA (Service Contract)                                    7.700        03/15/2006                 5,486
         1,095,000   NYS HFA (Shorehill Hsg.)                                      7.500        05/01/2008             1,108,436
         1,395,000   NYS HFA, Series A                                             6.125        11/01/2020             1,513,254
            80,000   NYS LGAC                                                      5.500        04/01/2023                82,523
           810,000   NYS LGSC (SCSB) (a)                                           7.375        12/15/2016               882,949
        22,230,000   NYS Medcare (Brookdale Hospital)                              5.900        08/15/2033            23,453,539
         4,600,000   NYS Medcare (Brookdale Hospital)                              6.850        02/15/2017 (p)         5,389,406
         1,015,000   NYS Medcare (Central Suffolk Hospital)                        6.125        11/01/2016             1,022,775
           500,000   NYS Medcare (Downtown Hospital)                               6.700        02/15/2012 (p)           581,760
         2,255,000   NYS Medcare (Downtown Hospital)                               6.800        02/15/2020 (p)         2,635,892
            45,000   NYS Medcare (H&NH)                                            5.750        08/15/2019                46,645
         4,690,000   NYS Medcare (H&NH)                                            5.850        02/15/2033             4,988,143
            10,000   NYS Medcare (H&NH)                                            6.200        08/15/2022                10,654
            95,000   NYS Medcare (H&NH)                                            6.200        02/15/2023               101,755
            60,000   NYS Medcare (H&NH)                                            6.375        08/15/2029                64,687
         1,000,000   NYS Medcare (H&NH)                                            6.375        08/15/2033             1,073,290
           160,000   NYS Medcare (H&NH)                                            6.500        02/15/2019 (p)           177,418
            30,000   NYS Medcare (H&NH)                                            6.500        02/15/2019                32,771
         2,170,000   NYS Medcare (H&NH)                                            6.500        02/15/2034             2,372,244
           250,000   NYS Medcare (H&NH)                                            6.600        02/15/2031               272,958
           590,000   NYS Medcare (H&NH)                                            6.650        08/15/2032 (p)           658,906
        12,230,000   NYS Medcare (H&NH)                                            6.650        08/15/2032            13,420,713
           385,000   NYS Medcare (H&NH)                                            6.875        02/15/2032 (p)           427,697
         2,615,000   NYS Medcare (H&NH)                                            6.875        02/15/2032             2,861,281
            50,000   NYS Medcare (H&NH)                                            7.250        02/15/2024                51,252
         4,505,000   NYS Medcare (H&NH)                                            7.400        11/01/2016             4,610,192
             5,000   NYS Medcare (H&NH)                                            7.600        02/15/2029                 5,127
             5,000   NYS Medcare (H&NH)                                            7.600        02/15/2029                 5,124
        12,600,000   NYS Medcare (H&NH)                                            8.000        02/15/2027            12,766,950
            25,000   NYS Medcare (H&NH)                                            8.000        02/15/2028                25,581


                          22 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        3,560,000   NYS Medcare (H&NH)                                            9.375%       11/01/2016        $    3,719,915
         1,740,000   NYS Medcare (H&NH) (a)                                        9.000        02/15/2026             1,796,202
         2,865,000   NYS Medcare (H&NH) (a)                                       10.000        11/01/2006             3,053,804
         2,000,000   NYS Medcare (Insured Mortgage Nursing)                        6.375        08/15/2024             2,283,440
         4,000,000   NYS Medcare (Insured Mortgage Nursing)                        6.450        08/15/2034 (p)         4,581,880
            70,000   NYS Medcare (Insured Mortgage Nursing)                        6.500        11/01/2015                77,118
         7,725,000   NYS Medcare (Kingston Hospital)                               8.875        11/15/2017             7,951,343
         1,650,000   NYS Medcare (M.G. Nursing Home)                               6.375        02/15/2035             1,817,459
           630,000   NYS Medcare (Mental Health)                                   0.000        08/15/2018               142,128
           600,000   NYS Medcare (Mental Health)                                   5.250        08/15/2023               609,756
         8,000,000   NYS Medcare (Mental Health)                                   5.250        08/15/2023             8,130,080
           250,000   NYS Medcare (Mental Health)                                   5.500        08/15/2024               257,625
        14,515,000   NYS Medcare (Mental Health)                                   5.800        08/15/2022            15,280,086
             5,000   NYS Medcare (Mental Health)                                   5.900        08/15/2022                 5,415
            65,000   NYS Medcare (Mental Health)                                   5.900        08/15/2022                70,953
           505,000   NYS Medcare (Mental Health)                                   7.500        02/15/2021 (p)           554,995
           305,000   NYS Medcare (Mental Health)                                   7.500        02/15/2021               331,273
           545,000   NYS Medcare (Mental Health)                                   7.625        08/15/2017 (p)           609,097
           250,000   NYS Medcare (Mental Health)                                   7.625        08/15/2017               275,933
         3,370,000   NYS Medcare (Mental Health)                                   7.700        02/15/2018             3,448,656
            35,000   NYS Medcare (Mental Health)                                   7.750        05/15/2011                38,316
           220,000   NYS Medcare (Mental Health)                                   7.875        08/15/2015               225,168
         1,725,000   NYS Medcare (Mental Health)                                   8.875        08/15/2007             1,749,840
            25,000   NYS Medcare (Montefiore Medical Center)                       5.750        02/15/2025                26,331
            10,000   NYS Medcare (North Shore University Hospital)                 7.200        11/01/2020 (p)            10,870
            15,000   NYS Medcare (NY Hospital)                                     6.900        08/15/2034 (p)            17,615
            25,000   NYS Medcare (Secured Hospital)                                6.250        02/15/2024                26,573
         1,350,000   NYS Medcare (St. Charles Memorial Hospital)                   6.375        08/15/2034             1,487,012
        10,850,000   NYS Medcare (St. Francis Hospital)                            7.625        11/01/2021            11,104,433
         1,000,000   NYS Medcare (St. Luke's Hospital)                             5.700        02/15/2029             1,040,990
            10,000   NYS Medcare (St. Luke's Hospital)                             7.375        02/15/2019                10,590
        22,000,000   NYS Medcare (St. Luke's Hospital) IVRC (a)                    6.213(f)     02/15/2029            23,705,000
         8,400,000   NYS Medcare (St. Luke's Hospital) RITES (a)                   6.222(f)     02/15/2029             9,054,108
        12,500,000   NYS Medcare (St. Luke's Hospital) RITES (a)                   6.222(f)     02/15/2029            13,473,375
         5,750,000   NYS Medcare (St. Luke's Hospital) RITES (a)                   6.279(f)     02/15/2029             6,197,753
        10,000,000   NYS Medcare (St. Luke's Hospital) RITES (a)                   6.279(f)     02/15/2029            10,778,700
         5,255,000   NYS Medcare (WHMC)                                            7.400        08/15/2021 (p)         5,847,922
         5,925,000   NYS Medcare RITES (a)                                         5.495(f)     02/15/2019             6,078,576
        10,000,000   NYS Medcare RITES (a)                                         5.745(f)     02/15/2025            10,407,100
            10,000   NYS Power Authority                                           6.750        01/01/2018                10,818
         1,000,000   NYS Thruway Authority                                         0.000        01/01/2003               845,500
         2,000,000   NYS Thruway Authority                                         0.000        01/01/2004             1,617,560
           260,000   NYS Thruway Authority                                         0.000        01/01/2005               200,364
        25,000,000   NYS Thruway Authority Convertible INFLOS                      4.595(f)     01/01/2024            24,062,500
            15,000   NYS UDC (Correctional Facilities)                             0.000        01/01/2003                12,843
           900,000   NYS UDC (Correctional Facilities)                             0.000        01/01/2008               597,699
         3,500,000   NYS UDC (Correctional Facilities)                             5.000        01/01/2019             3,407,250
        12,845,000   NYS UDC (Correctional Facilities)                             5.000        01/01/2020            12,479,174
        13,270,000   NYS UDC (Correctional Facilities)                             5.000        01/01/2028            12,845,891
         4,080,000   NYS UDC (Correctional Facilities)                             5.250        01/01/2021             4,090,649
        10,250,000   NYS UDC (Correctional Facilities)                             5.375        01/01/2023            10,363,160


                          23 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        5,590,000   NYS UDC (Correctional Facilities)                             5.375%       01/01/2025        $    5,665,633
           500,000   NYS UDC (Correctional Facilities)                             5.500        01/01/2018               516,615
         1,000,000   NYS UDC (Correctional Facilities)                             5.500        01/01/2025             1,045,710
         2,000,000   NYS UDC (Correctional Facilities)                             7.500        01/01/2018 (p)         2,191,980
         3,200,000   NYS UDC (Correctional Facilities) RITES (a)                   5.030(f)     01/01/2028             3,026,304
       101,280,000   NYS UDC (South Mall)                                          0.000        01/01/2011            52,507,603
            85,000   NYS UDC (South Mall)                                          0.000        01/01/2011                44,326
         1,265,000   Oneida County IDA (MCC)                                       8.000        11/01/2008             1,343,772
         2,825,000   Oneida County IDA (MCC)                                       8.750        11/01/2018             3,001,224
         1,190,000   Oneida County IDA (Presbyterian Home)                         5.250        03/01/2019             1,187,703
            10,000   Oneida Healthcare Corp.                                       7.100        08/01/2011                10,772
           130,000   Oneida Healthcare Corp.                                       7.200        08/01/2031               140,366
         1,825,000   Onondaga County IDA (CGH)                                     5.500        11/01/2018             1,826,332
         7,000,000   Onondaga County IDA (CGH)                                     6.625        01/01/2018             7,491,120
           575,000   Onondaga County IDA (Coltec)                                  7.250        06/01/2008               587,823
           770,000   Onondaga County IDA (Coltec)                                  9.875        10/01/2010               805,497
           220,000   Onondaga County IDA (Crouse Irving Hospital)                  7.800        01/01/2003 (p)           243,936
           370,000   Onondaga County IDA (Gear Motion)                             8.400        12/15/2001               374,917
         1,580,000   Onondaga County IDA (Gear Motion)                             8.900        12/15/2011             1,655,303
         5,000,000   Onondaga County IDA (Solvay Paperboard)                       6.800        11/01/2014             5,031,650
        16,400,000   Onondaga County IDA (Solvay Paperboard)                       7.000        11/01/2030            16,603,032
           750,000   Onondaga County IDA (Syracuse Home)                           5.200        12/01/2018               743,993
        27,850,000   Onondaga County Res Rec                                       6.875        05/01/2006            29,571,687
        67,435,000   Onondaga County Res Rec                                       7.000        05/01/2015            72,371,242
         1,083,000   Ontario County IDA (Ontario Design)                           6.500        11/01/2005             1,091,317
         3,250,000   Orange County IDA (Glen Arden)                                5.625        01/01/2018             3,234,985
         4,590,000   Orange County IDA (Glen Arden)                                5.700        01/01/2028             4,580,315
        22,450,000   Orange County IDA (Glen Arden)                                8.875        01/01/2025 (p)        28,392,291
         7,600,000   Orange County IDA (Kingston Manufacturing)                    8.000        11/01/2017             7,896,476
           495,000   Orange County IDA (Mental Retardation Project)                7.800        07/01/2011               526,769
         4,750,000   Oswego County IDA (SLRHF)                                     5.400        02/01/2038             4,859,203
         3,260,000   Oswego IDA (Seneca Hill Manor)                                5.650        08/01/2037             3,430,987
         2,970,000   Otsego County IDA (Bassett Healthcare Project)                5.350        11/01/2020             3,065,812
         1,280,000   Otsego County IDA (Bassett Healthcare Project)                5.375        11/01/2020             1,325,286
        10,900,000   Peekskill IDA (Drum Hill)                                     6.375        10/01/2028            10,907,521
         1,403,659   Peekskill IDA (Karta)                                         9.000        07/01/2010             1,432,925
         1,090,000   Pilgrim Village HDC (Multi-Family)                            6.800        02/01/2021             1,126,308
           465,000   Port Authority NY/NJ (KIAC)                                   6.750        10/01/2019               515,434
         7,340,000   Port Authority NY/NJ (US Airways)                             9.000        12/01/2006             8,041,557
           520,000   Port Authority NY/NJ (US Airways)                             9.000        12/01/2010               569,702
        22,390,000   Port Authority NY/NJ (US Airways)                             9.125        12/01/2015            24,579,518
            45,000   Port Authority NY/NJ, 67th Series                             6.875        01/01/2025                46,944
           220,000   Port Authority NY/NJ, 68th Series                             7.250        02/15/2025               230,204
            70,000   Port Authority NY/NJ, 69th Series                             7.125        06/01/2025                74,114
            85,000   Port Authority NY/NJ, 70th Series                             7.250        08/01/2025                89,595
            15,000   Port Authority NY/NJ, 70th Series                             7.250        08/01/2025                15,890
            40,000   Port Authority NY/NJ, 71st Series                             6.500        01/15/2026                42,570
            70,000   Port Authority NY/NJ, 73rd Series                             6.750        04/15/2026                74,337
            15,000   Port Authority NY/NJ, 73rd Series                             6.750        04/15/2026                15,982
            15,000   Port Authority NY/NJ, 74th Series                             6.750        08/01/2026                16,258
            60,000   Port Authority NY/NJ, 76th Series                             6.500        11/01/2026                64,005


                          24 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$           60,000   Portchester CDC (Southport)                                   7.300%       08/01/2011        $       62,262
            25,000   Portchester CDC (Southport)                                   7.375        08/01/2022                25,979
         1,990,000   Putnam County IDA (Brewster Plastics)                         8.500        12/01/2016             2,152,086
            25,000   Rensselaer Hsg. Authority (Renwyck)                           7.650        01/01/2011                27,218
            30,000   Rensselaer IDA (MMP)                                          8.500        12/15/2002                30,400
        15,000,000   Rensselaer Municipal Leasing Corp.                            6.900        06/01/2024            16,589,250
            45,000   Riverhead HDC                                                 8.250        08/01/2010                47,846
        20,990,000   Rochester Hsg. Authority (Crossroads)                         7.700        01/01/2017            23,594,019
         6,790,000   Rochester Museum & Science Center                             6.125        12/01/2015             6,938,701
         2,000,000   Rockland County IDA (DC)                                      6.250        05/01/2028             2,042,960
         2,090,000   Rockland County IDA (DC)                                      8.000        03/01/2013             2,456,356
         1,395,000   Saratoga County IDA (ARC)                                     8.400        03/01/2013             1,535,728
           500,000   Schenectady IDA (ASSC)                                        6.400        05/01/2014               545,670
         2,655,000   Schenectady IDA (ASSC)                                        6.450        05/01/2024             2,903,667
           522,000   Schroon Lake Fire District (a)                                7.250        03/01/2009               548,340
           175,000   Scotia Hsg. Authority (Holyrood House)                        7.000        06/01/2009               187,329
            20,000   SONYMA, Series 1                                              0.000        10/01/2014                 4,636
           685,000   SONYMA, Series 12                                             8.250        04/01/2017               695,501
         4,510,000   SONYMA, Series 2                                              0.000        10/01/2014             1,020,884
            95,000   SONYMA, Series 2                                              0.000        10/01/2014                21,621
            25,000   SONYMA, Series 27                                             6.450        04/01/2004                26,596
         5,350,000   SONYMA, Series 28                                             6.450        10/01/2020             5,548,860
        10,000,000   SONYMA, Series 28                                             6.650        04/01/2022            10,561,900
         8,830,000   SONYMA, Series 28                                             7.050        10/01/2023             9,428,321
           605,000   SONYMA, Series 30                                             5.800        10/01/2025               626,611
            15,000   SONYMA, Series 30-A                                           4.375        10/01/2023                15,024
        16,005,000   SONYMA, Series 30-B                                           6.650        10/01/2025            17,102,623
           100,000   SONYMA, Series 30-C1                                          5.850        10/01/2025               104,113
            15,000   SONYMA, Series 30-C2                                          5.800        10/01/2025                15,599
        11,510,000   SONYMA, Series 36-A                                           6.625        04/01/2025            12,433,908
        13,500,000   SONYMA, Series 38 RITES (a)                                   7.029(f)     04/01/2025            15,121,620
            80,000   SONYMA, Series 40-A                                           6.350        04/01/2021                84,255
         7,560,000   SONYMA, Series 40-A                                           6.700        04/01/2025             8,192,243
            75,000   SONYMA, Series 40-B                                           6.400        10/01/2012                81,080
         5,885,000   SONYMA, Series 40-B                                           6.600        04/01/2025             6,358,919
        13,605,000   SONYMA, Series 42                                             6.650        04/01/2026            14,743,739
           110,000   SONYMA, Series 42                                             6.650        04/01/2026               119,603
        11,990,000   SONYMA, Series 44                                             7.500        04/01/2026            13,119,578
           100,000   SONYMA, Series 46                                             6.500        04/01/2013               108,911
            65,000   SONYMA, Series 46                                             6.600        10/01/2019                70,771
        24,300,000   SONYMA, Series 46                                             6.650        10/01/2025            26,467,074
           515,000   SONYMA, Series 48                                             6.100        04/01/2025               550,875
         7,260,000   SONYMA, Series 50                                             6.625        04/01/2025             7,928,283
           160,000   SONYMA, Series 52                                             6.100        04/01/2026               171,680
           915,000   SONYMA, Series 52                                             6.100        04/01/2026               985,144
            25,000   SONYMA, Series 54                                             6.200        10/01/2026                27,026
            45,000   SONYMA, Series 54                                             6.200        10/01/2026                48,789
         6,170,000   SONYMA, Series 58                                             6.400        04/01/2027             6,752,818
           835,000   SONYMA, Series 6                                              9.375        04/01/2010               860,217
           540,000   SONYMA, Series 60                                             6.000        10/01/2022               577,265
           345,000   SONYMA, Series 60                                             6.050        04/01/2026               370,985


                          25 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        9,750,000   SONYMA, Series 63                                             6.125%       04/01/2027        $   10,555,350
        10,205,000   SONYMA, Series 65                                             5.850        10/01/2028            10,855,467
         3,000,000   SONYMA, Series 67                                             5.700        10/01/2017             3,159,060
        11,665,000   SONYMA, Series 67                                             5.800        10/01/2028            12,378,781
           200,000   SONYMA, Series 69                                             5.400        10/01/2019               204,362
         4,725,000   SONYMA, Series 69 RITES (a)                                   5.960(f)     10/01/2028             4,913,858
         1,255,000   SONYMA, Series 7 (a)                                          9.250        10/01/2014             1,288,458
           940,000   SONYMA, Series 71                                             5.350        10/01/2018               954,532
        10,150,000   SONYMA, Series 71 RITES (a)                                   5.760(f)     04/01/2029            10,392,585
         5,500,000   SONYMA, Series 73 RITES (a)                                   6.126(f)     10/01/2028             5,574,305
           450,000   SONYMA, Series 8-A                                            6.875        04/01/2017               464,513
           665,000   SONYMA, Series 8-E                                            8.100        10/01/2017               679,963
            95,000   SONYMA, Series EE-2                                           7.450        10/01/2010                98,259
           190,000   SONYMA, Series EE-2                                           7.500        04/01/2016               196,582
           255,000   SONYMA, Series EE-3                                           7.700        10/01/2010               267,230
            15,000   SONYMA, Series EE-3                                           7.750        04/01/2016                15,720
            90,000   SONYMA, Series EE-4                                           7.750        10/01/2010                94,606
           370,000   SONYMA, Series HH-2                                           7.700        10/01/2009               381,366
            40,000   SONYMA, Series HH-2                                           7.850        04/01/2022                41,501
           250,000   SONYMA, Series HH-3                                           7.875        10/01/2009               261,345
           515,000   SONYMA, Series HH-3                                           7.950        04/01/2022               538,463
           100,000   SONYMA, Series II                                             0.000        04/01/2005                64,003
            90,000   SONYMA, Series II                                             0.000        04/01/2006                53,294
           100,000   SONYMA, Series II                                             0.000        10/01/2007                52,496
           170,000   SONYMA, Series II                                             0.000        04/01/2008                85,821
           120,000   SONYMA, Series II                                             0.000        10/01/2008                58,264
           180,000   SONYMA, Series II                                             0.000        10/01/2009                80,825
           455,000   SONYMA, Series JJ                                             7.500        10/01/2017               472,063
            50,000   SONYMA, Series KK                                             7.650        04/01/2019                51,628
           285,000   SONYMA, Series KK                                             7.800        10/01/2020               295,038
           180,000   SONYMA, Series MM-1                                           7.500        04/01/2013               187,830
            25,000   SONYMA, Series MM-1                                           7.750        10/01/2005                26,079
           100,000   SONYMA, Series MM-2                                           7.700        04/01/2005               103,947
            60,000   SONYMA, Series NN                                             7.550        10/01/2017                62,479
             5,000   SONYMA, Series OO                                             7.900        10/01/2011                 5,167
            20,000   SONYMA, Series QQ                                             7.700        10/01/2012                20,814
           105,000   SONYMA, Series RR                                             7.700        10/01/2010               110,466
            80,000   SONYMA, Series RR                                             7.750        10/01/2017                84,094
             5,000   SONYMA, Series TT                                             6.950        10/01/2002                 5,258
         1,265,000   SONYMA, Series UU                                             7.750        10/01/2023             1,331,058
       115,222,000   SONYMA, Series VV                                             0.000        10/01/2023            18,623,332
           195,000   SONYMA, Series VV                                             7.375        10/01/2011               207,911
           725,000   Suffolk County GO                                             6.375        11/01/2016               804,206
         1,310,000   Suffolk County IDA (ACLDD)                                    6.500        03/01/2018             1,312,699
           425,000   Suffolk County IDA (Community Program Ctr. of L.I.)           7.250        11/01/2007               447,572
         1,825,000   Suffolk County IDA (Community Program Ctr. of L.I.)           8.250        11/01/2010             1,938,205
         1,505,000   Suffolk County IDA (DDI)                                      6.250        03/01/2009             1,503,164
         5,270,000   Suffolk County IDA (DDI)                                      7.250        03/01/2024             5,263,149
           790,000   Suffolk County IDA (DDI)                                      7.375        03/01/2003               824,239
         9,675,000   Suffolk County IDA (DDI)                                      8.750        03/01/2023            10,940,393
         2,000,000   Suffolk County IDA (Dowling College)                          6.625        06/01/2024             2,123,540


                          26 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$        2,870,000   Suffolk County IDA (Dowling College)                          6.700%       12/01/2020        $    3,101,753
           935,000   Suffolk County IDA (Dowling College)                          8.250        12/01/2020 (p)         1,034,933
         1,060,000   Suffolk County IDA (Fil-Coil)                                 9.250        12/01/2025             1,079,440
           445,000   Suffolk County IDA (Fil-Coil) (a)                             9.000        12/01/2015               452,788
         3,860,000   Suffolk County IDA (HFAS)                                     6.650        11/01/2017             3,879,493
         8,545,000   Suffolk County IDA (Huntington Res Rec) (w)                   5.550        10/01/2004             8,996,860
         9,180,000   Suffolk County IDA (Huntington Res Rec) (w)                   5.650        10/01/2005             9,759,717
         9,875,000   Suffolk County IDA (Huntington Res Rec) (w)                   5.750        10/01/2006            10,604,466
        10,615,000   Suffolk County IDA (Huntington Res Rec) (w)                   5.800        10/01/2007            11,492,436
        11,410,000   Suffolk County IDA (Huntington Res Rec) (w)                   5.850        10/01/2008            12,448,082
        12,265,000   Suffolk County IDA (Huntington Res Rec) (w)                   5.950        10/01/2009            13,588,639
        13,190,000   Suffolk County IDA (Huntington Res Rec) (w)                   6.000        10/01/2010            14,693,924
        14,170,000   Suffolk County IDA (Huntington Res Rec) (w)                   6.150        10/01/2011            15,946,210
        17,155,000   Suffolk County IDA (Huntington Res Rec) (w)                   6.250        10/01/2012            19,473,155
           190,000   Suffolk County IDA (Marbar Assoc.)                            8.300        03/01/2008               190,089
           190,000   Suffolk County IDA (Marbar Assoc.)                            8.300        03/01/2009               190,089
           250,000   Suffolk County IDA (Microwave Power)                          7.750        06/30/2002               261,748
         4,320,000   Suffolk County IDA (Microwave Power)                          8.500        06/30/2022             4,591,555
           715,000   Suffolk County IDA (OBPWC)                                    7.500        11/01/2022               779,157
         1,670,000   Suffolk County IDA (Rimland Facilities) (a)                   6.000(v)     12/01/2009             1,670,000
         1,315,000   Suffolk County IDA (Wireless Boulevard Realty)                7.875        12/01/2012             1,396,254
         4,005,000   Suffolk County IDA (Wireless Boulevard Realty)                8.625        12/01/2026             4,328,644
         2,960,000   Sunnybrook EHC                                               11.250        12/01/2014             3,166,460
         9,590,000   Syracuse Hsg. Authority (LRRHCF)                              5.800        08/01/2037            10,240,490
           625,000   Syracuse Hsg. Authority (LRRHCF)                              7.500        08/01/2010               646,569
         1,990,000   Syracuse Hsg. Authority (Seneca Heights)                      7.500        12/01/2007             2,047,491
         4,720,000   Syracuse Hsg. Authority (Seneca Heights)                      8.500        12/01/2017             4,874,202
           510,000   Syracuse IDA (Anoplate Corp.)                                 7.250        11/01/2007               535,362
         2,195,000   Syracuse IDA (Anoplate Corp.)                                 8.000        11/01/2022             2,306,155
        42,920,000   Syracuse IDA (James Square)                                   0.000        08/01/2025             8,118,747
           635,000   Syracuse IDA (Piscitell Stone & Supply)                       8.400        12/01/2011               675,672
         1,150,000   Syracuse IDA (Rockwest Center I) (a)                          8.000        06/01/2013             1,178,750
           980,000   Syracuse IDA (Rockwest Center II)                             7.625        12/01/2010               980,000
         1,470,000   Syracuse IDA (Rockwest Center II)                             8.625        12/01/2015             1,470,000
         3,770,000   Syracuse IDA (St. Joseph's Hospital)                          7.500        06/01/2018 (p)         4,169,733
         3,750,000   Tompkins County IDA (Ithacare Center)                         6.200        02/01/2037             4,121,363
            50,000   Tompkins County IDA (Kendall at Ithaca)                       7.250        06/01/2003                50,945
         2,790,000   Tompkins County IDA (Kendall at Ithaca)                       7.875        06/01/2015             2,988,174
         5,735,000   Tompkins County IDA (Kendall at Ithaca)                       7.875        06/01/2024             6,119,532
           240,000   Tompkins Healthcare Corp.                                    10.800        02/01/2007               293,566
            45,000   Tompkins Healthcare Corp.                                    10.800        02/01/2028                57,983
           505,000   Tonawanda Senior Citizens Hsg.                                7.875        02/01/2011               520,493
            70,000   Tupper Lake HDC                                               8.125        10/01/2010                70,317
         1,000,000   UCP/HCA of Chemung County                                     6.600        08/01/2022             1,125,620
         4,870,000   UFA Devel. Corp. (Loretto-Utica Corp.)                        5.950        07/01/2035             5,192,199
           445,000   Ulster County IDA (Brooklyn Bottling)                         7.800        06/30/2002               464,794
         1,915,000   Ulster County IDA (Brooklyn Bottling)                         8.600        06/30/2022             2,045,948
         1,465,000   Ulster County IDA (Mid-Hsg. Family Health)                    5.350        07/01/2023             1,487,019
         2,250,000   Ulster County Res Rec                                         6.000        03/01/2014             2,361,263
         2,470,000   Union Hsg. Authority (Methodist Homes)                        7.625        11/01/2016             2,740,267
           105,000   Union Hsg. Authority (Methodist Homes)                        8.050        04/01/1999               105,811


                          27 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          110,000   Union Hsg. Authority (Methodist Homes)                        8.150%       04/01/2000        $      113,843
           120,000   Union Hsg. Authority (Methodist Homes)                        8.250        04/01/2001               127,504
           150,000   Union Hsg. Authority (Methodist Homes)                        8.350        04/01/2002               163,416
         2,010,000   Union Hsg. Authority (Methodist Homes)                        8.500        04/01/2012             2,256,567
        23,140,000   United Nations Devel. Corp., Series B                         5.600        07/01/2026            23,307,765
        13,450,000   United Nations Devel. Corp., Series C                         5.600        07/01/2026            13,547,513
           100,000   Utica GO                                                      5.900        12/01/2002               101,075
           580,000   Utica GO                                                      6.000        01/15/2006               581,792
           560,000   Utica GO                                                      6.250        01/15/2007               568,630
           500,000   Utica IDA (Utica College)                                     5.750        08/01/2028               512,515
            25,000   Utica Sr. Citizen Hsg. Corp. (Brook Apartments)               0.000        07/01/2002                17,985
         3,410,000   Utica Sr. Citizen Hsg. Corp. (Brook Apartments)               0.000        07/01/2026               308,571
            20,000   Valley Health Devel. Corp.                                    7.850        08/01/2035                22,023
           420,000   Valley Health Devel. Corp.                                   11.300        02/01/2007               495,793
           170,000   Valley Health Devel. Corp.                                   11.300        02/01/2023               200,029
           950,000   Vigilant EHL (Thomaston Volunteer Fire Dept.)                 7.500        11/01/2012             1,020,395
         8,440,000   Warren & Washington Counties IDA (Res Rec)                    8.000        12/15/2012             8,498,489
         8,535,000   Warren & Washington Counties IDA (Res Rec)                    8.200        12/15/2010             8,641,005
         8,965,000   Warren & Washington Counties IDA (Res Rec)                    8.200        12/15/2010             9,076,345
           100,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2003               101,382
            95,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2004                96,313
            95,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2005                96,313
           100,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2006               101,382
           100,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2007               101,382
           100,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2008               101,382
           100,000   Watervliet Elderly Hsg. Corp.                                 8.000        11/15/2009               101,382
           385,000   Wayne County IDA (ARC)                                        7.250        03/01/2003               402,090
         2,925,000   Wayne County IDA (ARC)                                        8.375        03/01/2018             3,221,975
         1,870,000   Westchester County IDA (BAH)                                  8.375        12/01/2025             2,160,168
         1,346,400   Westchester County IDA (Clearview School)                     9.375        01/01/2021             1,497,937
         2,220,000   Westchester County IDA (JBFS)                                 6.750        12/15/2012             2,373,069
         1,560,000   Westchester County IDA (JDAM)                                 6.750        04/01/2016             1,675,627
         3,250,000   Westchester County IDA (Lawrence Hospital)                    5.000        01/01/2028             3,122,665
            65,000   Westchester County IDA (Westchester Airport)                  5.950        08/01/2024                66,397
         1,865,000   Yates County IDA (Keuka College)                              8.750        08/01/2015             2,192,326
         1,095,000   Yates County IDA (Keuka College)                              9.000        08/01/2011             1,211,924
           865,000   Yonkers IDA (St. Joseph's Hospital)                           7.500        12/30/2003               918,232
         3,270,000   Yonkers IDA (St. Joseph's Hospital)                           8.500        12/30/2013             3,688,397
         2,200,000   Yonkers IDA (St. Joseph's Hospital), Series 98-A              6.150        03/01/2015             2,223,980
         2,100,000   Yonkers IDA (St. Joseph's Hospital), Series 98-B              6.150        03/01/2015             2,122,890
         1,000,000   Yonkers IDA (St. Joseph's Hospital), Series 98-C              6.200        03/01/2020             1,010,870
           300,000   Yonkers IDA (Westchester School)                              7.375        12/30/2003               315,852
         3,375,000   Yonkers IDA (Westchester School)                              8.750        12/30/2023             3,758,400
           760,000   Yonkers Parking Authority                                     7.750        12/01/2004               811,201
                                                                                                                  --------------
                                                                                                                   3,842,326,875
                                                                                                                  --------------

---------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--8.9%
           400,000   American Samoa Power Authority                                6.800        09/01/2000               418,220
           400,000   American Samoa Power Authority                                6.850        09/01/2001               426,592
           400,000   American Samoa Power Authority                                6.900        09/01/2002               434,140
           500,000   American Samoa Power Authority                                6.950        09/01/2003               551,780


                          28 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          500,000   American Samoa Power Authority                                7.000%       09/01/2004        $      559,935
           800,000   American Samoa Power Authority                                7.100        09/01/2001               857,640
           800,000   American Samoa Power Authority                                7.200        09/01/2002               875,760
         5,375,000   Guam Airport Authority, Series B                              6.600        10/01/2010             5,877,724
        60,730,000   Guam Airport Authority, Series B                              6.700        10/01/2023            66,312,302
         2,525,000   Guam Economic Devel. Authority                                9.500        11/01/2018             2,570,854
         2,995,000   Guam Economic Devel. Authority (d)                            9.375        11/01/2018             2,852,588
            45,000   Guam Power Authority                                          5.250        10/01/2023                45,110
            10,000   Guam Power Authority                                          6.300        10/01/2022                10,714
           450,000   Guam Power Authority                                          6.625        10/01/2014               498,488
         4,780,000   Guam Power Authority                                          6.750        10/01/2024             5,324,777
         1,215,000   Puerto Rico Commonwealth Infrastructure                       7.500        07/01/2009             1,243,139
           660,000   Puerto Rico Commonwealth Infrastructure                       7.750        07/01/2008               675,418
           165,000   Puerto Rico Commonwealth Infrastructure                       7.900        07/01/2007               168,874
         1,010,034   Puerto Rico Dept. of Corrections Equipment Lease (a)          8.000        04/17/2003             1,044,930
        17,800,000   Puerto Rico Electric LEVRRS                                   8.178(f)     07/01/2023            20,692,500
         9,935,000   Puerto Rico Electric Power Authority (w)                      5.250        07/01/2014            10,369,855
         1,005,800   Puerto Rico Family Dept. Furniture Lease (a)                  8.000        08/18/2003             1,047,963
         3,124,020   Puerto Rico Family Dept. Furniture Lease (a)                 12.725        08/12/2003             3,554,541
         4,150,000   Puerto Rico GO                                                5.000        07/01/2027             4,072,727
         5,000,000   Puerto Rico GO                                                5.375        07/01/2025             5,130,300
            30,000   Puerto Rico GO                                                5.875        07/01/2018                32,649
         1,600,000   Puerto Rico GO RITES (a)                                      7.790(f)     07/01/2022             1,830,000
        40,250,000   Puerto Rico GO YCN                                            8.332(f)     07/01/2020            45,583,125
         1,000,000   Puerto Rico GO YCN (a)                                        8.113(f)     07/01/2015 (p)         1,172,790
         6,766,263   Puerto Rico Health Dept. Computer Lease (a)                   7.438        03/26/2003             6,926,759
           385,000   Puerto Rico HFA (Affordable Hsg.)                             6.250        04/01/2029               407,276
         8,690,000   Puerto Rico HFC                                               0.000        08/01/2026             1,324,617
            10,000   Puerto Rico HFC                                               7.300        10/01/2006                10,554
           210,000   Puerto Rico HFC                                               7.500        10/01/2015               222,136
         5,240,000   Puerto Rico HFC                                               7.500        04/01/2022             5,546,750
            70,000   Puerto Rico HFC                                               7.650        10/15/2022                73,884
            25,000   Puerto Rico HFC                                               7.800        10/15/2021                25,461
         1,000,000   Puerto Rico Highway & Transportation Authority                5.500        07/01/2017             1,036,720
           185,000   Puerto Rico IMEPCF (Instituto Medico)                         9.500        04/01/2003               193,005
         4,075,000   Puerto Rico IMEPCF (Upjohn)                                   7.500        12/01/2023             4,210,249
           672,600   Puerto Rico Industrial Commission Computer Lease (a)          8.000        03/26/2003               696,901
           500,000   Puerto Rico ITEMECF (MGH)                                     5.625        07/01/2017               513,425
           985,000   Puerto Rico ITEMECF (MGH)                                     5.625        07/01/2027             1,007,192
         3,000,000   Puerto Rico ITEMECF (MGH)                                     6.500        07/01/2026             3,245,430
             5,000   Puerto Rico ITEMECF (Polytech University)                     5.700        08/01/2013                 5,162
         5,250,000   Puerto Rico ITEMECF (RMH)                                     6.700        05/01/2024             5,710,005
           190,780   Puerto Rico Medical Services Equipment Lease (a)              7.300        02/27/2003               195,340
           735,018   Puerto Rico Medical Services Ventilator Lease (a)             7.500        04/01/2003               756,510
           950,000   Puerto Rico Municipality of Rio Grande Computer Lease (a)     8.000        09/02/2003               989,748
         2,247,808   Puerto Rico Municipality of Rio Grande Equipment Lease (a)    8.800        10/13/2003             2,390,499
           157,218   Puerto Rico Municipality of Rio Grande Vehicle Lease (a)      9.000        01/23/2003               168,475
           600,000   Puerto Rico Municipality of San Sebastian Garage Lease (a)   10.000        09/16/2005               659,112
            20,000   Puerto Rico Port Authority                                    7.300        07/01/2007                20,040
         7,000,000   Puerto Rico Public Buildings Authority                        5.700        07/01/2016             7,396,830
        15,124,297   Puerto Rico Public Buildings Authority Computer Lease (a)     6.528        05/01/2004            15,303,520


                          29 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
    Face                                                                                                                 Market
   Amount                        Description                                      Coupon        Maturity                 Value
================================================================================================================================
$          427,962   Puerto Rico State Courts Vehicle Lease (a)                    8.000%       03/26/2003        $      443,690
        16,550,000   Puerto Rico Telephone Authority RIBS                          7.320(f)     01/16/2015            17,832,625
        15,000,000   Puerto Rico Telephone Authority RIBS (a)                      7.806(f)     01/01/2022            16,786,650
         1,205,000   University of V.I.                                            7.250        10/01/2004             1,314,727
         3,570,000   University of V.I.                                            7.700        10/01/2019             4,085,401
         5,175,000   University of V.I.                                            7.750        10/01/2024             5,934,897
           328,000   V.I. GO (Hugo Insurance Claims Program)                       7.750        10/01/2006               362,020
            70,000   V.I. HFA                                                      6.450        03/01/2016                75,118
         1,000,000   V.I. Public Finance Authority                                 5.500        10/01/2022             1,017,680
         7,500,000   V.I. Public Finance Authority                                 5.625        10/01/2025             7,695,300
         5,500,000   V.I. Public Finance Authority                                 6.000        10/01/2022             5,752,120
         1,135,000   V.I. Public Finance Authority                                 7.125        10/01/2004 (p)         1,268,851
        28,750,000   V.I. Public Finance Authority                                 7.250        10/01/2018 (p)        32,819,275
         1,735,000   V.I. Public Finance Authority                                 7.375        10/01/2010 (p)         2,074,505
            75,000   V.I. Water & Power Authority                                  5.300        07/01/2018                75,676
         1,515,000   V.I. Water & Power Authority                                  5.300        07/01/2021             1,524,726
         2,500,000   V.I. Water & Power Authority                                  5.500        07/01/2017             2,464,350
         5,945,000   V.I. Water & Power Authority                                  7.400        07/01/2011             6,524,994
         6,850,000   V.I. Water & Power Authority                                  7.600        01/01/2012             7,753,995
         4,930,000   V.I. Water & Power Authority                                  8.500        01/01/2010             5,176,254
                                                                                                                  --------------
                                                                                                                     364,253,889
                                                                                                                  --------------

---------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE (COST $3,959,930,558)--102.5%                                                     4,206,580,764

     LIABILITIES IN EXCESS OF OTHER ASSETS--(2.5%)                                                                  (103,903,752)
                                                                                                                  --------------

     NET ASSETS--100.0%                                                                                           $4,102,677,012
                                                                                                                  ==============

(a)   Illiquid security--See Note 5 of Notes to Financial Statements.
(b)   Non-income accruing security.
(c)   Security will convert to a fixed coupon at a date prior to maturity.
(d)   Non-income accruing security--Issuer is in default of interest payment.
(f) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $769,069,527, or 17.92% of the Fund's total assets as of December 31, 1998.
(p)   This issue has been prerefunded to an earlier date.
(v) Represents the current interest rate for a variable rate security that fluctuates as a percentage of prime rate.
(w)   When-issued security--See Note 3 of Notes to Financial Statements.

      See accompanying Notes to Financial Statements.


                          30 ROCHESTER FUND MUNICIPALS

================================================================================
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------
To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACLDD           Adults and Children with Learning and
                  Developmental Disabilities
ARC             Association of Retarded Citizens
ASSC            Annie Schaffer Senior Center
BAH             Beth Abraham Hospital
BHMS            Brooklyn Heights Montessori School
BID             Business Improvement District
BOCES           Board of Cooperative Educational Services
CAB             Capital Appreciation Bond
CARS            Complimentary Auction Rate Security
CCM             Comprehensive Care Management
CDC             Community Development Corporation
CF              Community Facilities
CGH             Community General Hospital
CNR             College of New Rochelle
Con Ed          Consolidated Edison Company
COP             Certificate of Participation
DC              Dominican College
DDI             Developmental Disabilities Institute
Devel.          Development
DIAMONDS        Direct Investment of Accrued Municipals
EHC             Elderly Housing Corporation
EHL             Engine Hook and Ladder
EPG             Elmhurst Parking Garage
ERDA            Energy Research and Development Authority
FHP             Franciscan Health Partnership
FHT             Future Home Technology
FLCP            Finger Lakes Cerebral Palsy
G&E             Gas and Electric
GO              General Obligation
GRIA            Greater Rochester International Airport
H&NH            Hospital and Nursing Home
HDC             Housing Development Corporation
HELP            Homeless Economic Loan Program
HFA             Housing Finance Agency
HFAS            Huntington First Aid Squad
HFC             Housing Finance Corporation
Hsg.            Housing
IDA             Industrial Development Authority
IMEPCF          Industrial, Medical and Environmental
                  Pollution Control Facilities
INFLOS          Inverse Floating Rate Securities
IRS             Inverse Rate Security
ITEMECF         Industrial, Tourist, Educational, Medical
                  and Environmental Community Facilities
IVRC            Inverse Variable Rate Certificate
JBFS            Jewish Board of Family Services
JDAM            Julia Dyckman Angus Memorial
JFK             John Fitzgerald Kennedy
L.I.            Long Island
LEVRRS          Leveraged Reverse Rate Security
LGAC            Local Government Assistance Corporation
LGSC            Local Government Services Corporation
LILCO           Long Island Lighting Corporation
LRRHCF          Loretto Rest Residential Health Care Facility
LSSUNY          Lutheran Social Services of Upstate New York
MCC             Mobile Climate Control
MGH             Mennonite General Hospital
MHMC            Montefiore Hospital and Medical Center
MMC             Marymount Manhattan College
MMP             Millbrook Millwork Project
MTA             Metropolitan Transit Authority
NH&HC           Nursing Home and Health Care
NIMO            Niagara Mohawk Power Corporation
NJ              New Jersey
NY              New York
NYC             New York City
NYS             New York State
NYSEG           New York State Electric and Gas
OBPWC           Ocean Bay Park Water Corporation
PRFF            Puerto Rican Family Foundation
Res Rec         Resource Recovery Facility
RG&E            Rochester Gas and Electric
RGH             Rochester General Hospital
RIBS            Residual Interest Bonds
RITES           Residual Interest Tax Exempt Security
RMH             Ryder Memorial Hospital
SCSB            Schuyler Community Services Board
SLCD            School for Language and Communication
                  Development
SLRHF           St. Luke Residential Healthcare Facility
SONYMA          State of New York Mortgage Agency
SWMA            Solid Waste Management Authority
TFA             Transitional Finance Authority
UCC             Upstate Community Colleges
UCP/HCA         United Cerebral Palsy and Handicapped
UDC             Urban Development Corporation
UFA             Utica Free Academy
                  Children's Association
V.I.            United States Virgin Islands
WHMC            Wyckoff Heights Medical Center
WWH             Wyandach/Wheatley Heights
YCN             Yield Curve Note
YCR             Yield Curve Receipt
YMCA            Young Men's Christian Association


                          31 ROCHESTER FUND MUNICIPALS

================================================================================
INDUSTRY CONCENTRATIONS    December 31, 1998
--------------------------------------------------------------------------------
Distribution of investments by industry, as a percentage of total investments at value, is as follows:

     Industry                                    Market Value            Percent
     ---------------------------------------------------------------------------
     Hospital/Healthcare                        $663,320,170              15.8 %
     General Obligation                          489,559,388              11.6
     Electric Utilities                          420,009,037              10.0
     Multi-Family Housing                        400,197,409               9.5
     Resource Recovery                           336,313,414               8.0
     Municipal Leases                            304,004,710               7.2
     Single-Family Housing                       246,597,068               5.9
     Marine/Aviation Facilities                  171,286,445               4.1
     Water Utilities                             154,891,014               3.7
     Non Profit Organization                     132,541,826               3.2
     Manufacturing, Non-Durable Goods            126,067,905               3.0
     Higher Education                            113,943,719               2.7
     Manufacturing, Durable Goods                105,289,547               2.5
     Highways/Railways                           102,987,034               2.5
     Adult Living Facilities                     102,046,765               2.4
     Corporate Backed                             98,383,138               2.3
     Education                                    79,662,507               1.9
     Sales Tax Revenue                            55,447,937               1.3
     Other                                       104,031,731               2.4
                                              ==============             =====
                                              $4,206,580,764             100.0 %
                                              ==============             =====

================================================================================
SUMMARY OF RATINGS   December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                                  Percent
--------------------------------------------------------------------------------
AAA                                                                       25.0 %
AA                                                                        10.5
A                                                                         27.5
BBB                                                                       19.1
BB                                                                         2.3
B                                                                          0.8
CCC                                                                        0.0
CC                                                                         0.0
C                                                                          0.0
Not Rated                                                                 14.8
                                                                         =====
                                                                         100.0 %
                                                                         =====

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.


                          32 ROCHESTER FUND MUNICIPALS

================================================================================
STATEMENT OF ASSETS AND LIABILITIES   December 31, 1998
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (cost $3,959,930,558)-- see accompanying statement            $ 4,206,580,764
    Cash                                                                                      1,981,479
    Receivables:
      Interest                                                                               66,017,598
      Shares of beneficial interest sold                                                     14,615,045
      Investments sold                                                                        2,576,340
    Other                                                                                       324,844
                                                                                        ---------------
    Total assets                                                                          4,292,096,070
                                                                                        ---------------
LIABILITIES
    Payables and other liabilities:
      Investments purchased                                                                 128,316,105
      Note payable to bank (interest rate 5.875% at 12/31/98)--Note 6                        56,200,000
      Shares of beneficial interest redeemed                                                  3,485,960
      Trustees' fees--Note 1                                                                    678,579
      Dividends                                                                                 163,066
      Other                                                                                     575,348
                                                                                        ---------------
    Total liabilities                                                                       189,419,058
                                                                                        ---------------
Net Assets                                                                              $ 4,102,677,012
                                                                                        ===============
-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
    Paid-in capital                                                                     $ 3,925,416,284
    Excess of distributions over net investment income                                          (26,371)
    Accumulated net realized loss on investment transactions                                (69,363,107)
    Net unrealized appreciation on investments--Note 3                                      246,650,206
                                                                                        ---------------
    Net assets                                                                          $ 4,102,677,012
                                                                                        ===============
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
    CLASS A SHARES:
     Net asset value and redemption price per share (based on net assets of
       $3,434,940,188 and 182,640,976 shares of beneficial interest outstanding)        $         18.81

     Maximum offering price per share (net asset value plus sales charge of
       4.75% of offering price)                                                         $         19.75
-------------------------------------------------------------------------------------------------------
    CLASS B SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $493,793,362 and
       26,282,156 shares of beneficial interest outstanding)                            $         18.79
-------------------------------------------------------------------------------------------------------
    CLASS C SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $173,943,462 and
       9,256,363 shares of beneficial interest outstanding)                             $         18.79
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.


                          33 ROCHESTER FUND MUNICIPALS

================================================================================
STATEMENT OF OPERATIONS   For the Year Ended December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                 $ 225,857,176
                                                             -------------
EXPENSES
    Management fees--Note 4                                     16,898,272
    Distribution and service plan
      fees--Note 4:
        Class A                                                  4,738,601
        Class B                                                  3,283,860
        Class C                                                  1,110,980
    Transfer and shareholder servicing agent fees--Note 4:
        Class A                                                  1,823,612
        Class B                                                    228,432
        Class C                                                     61,382
    Accounting service fees--Note 4                              1,082,541
    Shareholder reports                                            422,000
    Registration and filing fees                                   332,704
    Trustees' fees and expenses--Note 1                            304,076
    Custodian fees and expenses                                    220,548
    Legal, auditing and other professional fees                    107,000
    Other                                                          245,855
    Interest                                                     1,131,409
                                                             -------------
      Total expenses                                            31,991,272
                                                             -------------
NET INVESTMENT INCOME                                        $ 193,865,904
                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized loss on investments                            (4,390,468)
    Net change in unrealized appreciation
      or depreciation on investments                            30,719,166
                                                             -------------
      Net realized and unrealized gain                          26,328,698
                                                             -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $ 220,194,602
                                                             =============

================================================================================
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Year Ended December 31,                                             1998              1997
                                                                    ----              ----
OPERATIONS
    Net investment income                                   $   193,865,904    $   155,206,919
    Net realized loss                                            (4,390,468)        (5,735,552)
    Net change in unrealized appreciation or depreciation        30,719,166        107,729,438
                                                            ---------------    ---------------
    Net increase in net assets resulting from operations        220,194,602        257,200,805
----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER
    Dividends from net investment income:
      Class A                                                  (175,270,973)      (152,050,014)
      Class B                                                   (14,972,126)        (2,948,096)
      Class C                                                    (5,050,170)          (808,459)
----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
    Net increase in net assets resulting from
    beneficial interest transactions--Note 2:
      Class A                                                   565,102,760        443,076,063
      Class B                                                   320,057,221        168,083,894
      Class C                                                   123,988,335         48,222,991
----------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                1,034,049,649        760,777,184
Beginning of period                                           3,068,627,363      2,307,850,179
                                                            ---------------    ---------------
End of period (including excess of distributions over
    net investment income of $26,371 and undistributed
    net investment income of $1,380,220, respectively)      $ 4,102,677,012    $ 3,068,627,363
                                                            ===============    ===============

See accompanying Notes to Financial Statements


                          34 ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    --------------------------------------------------------------------------
                                                                              Year Ended December 31,

                                                       1998          1997           1996 (b)           1995             1994
                                                    ---------     ---------        ---------        ---------        ---------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $   18.67     $   18.00        $   18.18        $   16.31        $   19.00
                                                    ---------     ---------        ---------        ---------        ---------
Income (loss) from investment operations:
  Net investment income                                  1.04          1.10(c)          1.10 (c)         1.10(c)          1.13 (c)
  Net realized and unrealized gain (loss)                0.15          0.67            (0.18)            1.86            (2.68)
                                                    ---------     ---------        ---------        ---------        ---------
Total income (loss) from investment operations           1.19          1.77             0.92             2.96            (1.55)
                                                    ---------     ---------        ---------        ---------        ---------
Dividends and distributions to shareholders:
  Dividends from net investment income                  (1.04)        (1.10)           (1.10)           (1.09)           (1.13)
  Undistributed net investment income -
    prior year                                          (0.01)         --               --               --              (0.01)
                                                                                                                     ---------
                                                    ---------     ---------        ---------        ---------        ---------
Total dividends and distributions to shareholders       (1.05)        (1.10)           (1.10)           (1.09)           (1.14)
                                                    ---------     ---------        ---------        ---------        ---------
Net asset value, end of period                      $   18.81     $   18.67        $   18.00        $   18.18        $   16.31
                                                    =========     =========        =========        =========        =========
TOTAL RETURN, AT NET ASSET VALUE (D)                     6.52%        10.20%            5.37%           18.58%           (8.35%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in millions)           $   3,435     $   2,848        $   2,308        $   2,145        $   1,791
  Average net assets (in millions)                  $   3,161     $   2,539        $   2,191        $   2,005        $   1,847
  Ratios to average net assets:
    Net investment income                                5.50%         5.96%            6.20%            6.25%            6.43%
    Expenses                                             0.78%         0.76%(f)         0.82%(f)         0.82%(f)         0.84%
    Expenses (excluding interest) (g)                    0.75%         0.75%(f)         0.77%(f)         0.78%(f)         0.73%
  Portfolio turnover rate (h)                            25.1%          4.6%            13.3%            14.6%            34.4%
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 17, 1997 (inception of offering) to December 31, 1997.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   Based on average shares outstanding for the period.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,956,460,821 and $932,190,087, respectively.

      See accompanying Notes to Financial Statements.


                          35 ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                                                            CLASS B                   CLASS C
                                                =========================================================
                                                   Year Ended December 31,    Year Ended December 31,

                                                      1998      1997(a)          1998      1997(a)
                                                    -------     -------        -------    --------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $ 18.65     $ 17.89        $ 18.66     $ 17.89
                                                    -------     -------        -------     -------
Income from investment operations:
  Net investment income                                0.89        0.74(c)        0.89        0.74(c)
  Net realized and unrealized gain                     0.14        0.76           0.13        0.77
                                                    -------     -------        -------     -------
Total income from investment operations                1.03        1.50           1.02        1.51
                                                    -------     -------        -------     -------
Dividends and distributions to shareholders:
  Dividends from net investment income                (0.89)      (0.74)         (0.89)      (0.74)
Total dividends and distributions to shareholders     (0.89)      (0.74)         (0.89)      (0.74)
                                                    -------     -------        -------     -------
Net asset value, end of period                      $ 18.79     $ 18.65        $ 18.79     $ 18.66
                                                    =======     =======        =======     =======
TOTAL RETURN, AT NET ASSET VALUE(D)                    5.61%       8.74%          5.56%       8.80%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in millions)           $   494     $   172        $   174     $    49
  Average net assets (in millions)                  $   329     $    76        $   111     $    21
  Ratios to average net assets:
    Net investment income                              4.57%       4.91%(e)       4.57%       4.92%(e)
    Expenses                                           1.64%       1.59%(e)(f)    1.63%       1.58%(e)(f)
    Expenses (excluding interest)(g)                   1.61%       1.58%(e)(f)    1.59%       1.57%(e)(f)
  Portfolio turnover rate(h)                           25.1%        4.6%          25.1%        4.6%

---------------------------------------------------------------------------------------------------------

(a) For the period from March 17, 1997 (inception of offering) to December 31, 1997.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   Based on average shares outstanding for the period.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,956,460,821 and $932,190,087, respectively.

      See accompanying Notes to Financial Statements.


                          36 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long- term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1998, the Fund had entered into outstanding when-issued or forward commitments (see Note 3).

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At December 31, 1998, securities with an aggregate market value of $7,004,619, representing 0.17% of the Fund's net assets, were in default.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $69,193,000, which expires between 2000 and 2006.

TRUSTEES' FEES AND EXPENSES. In June, 1998, the Board of Trustees of the Fund adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1998, a provision of $159,076 was made for the Fund's projected benefit obligations. No payments were made under this plan during 1998. At December 31, 1998, the Fund had recognized an accumulated liability of $159,076.


                          37 ROCHESTER FUND MUNICIPALS

In January, 1995, the then existing Board of Trustees of the Fund adopted a nonfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October, 1995, provides that no independent trustee of the Fund who is elected after September, 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. The retirement plan expense, which is included in trustees' fees and expenses, amounted to $65,000 for the year ended December 31, 1998. Payments of $64,125 were made to retired trustees during the year ended December 31, 1998. At December 31, 1998, the Fund had recognized an accumulated liability of $508,181.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $20,773, and a decrease in excess of distributions over net investment income of $20,773.

CONCENTRATION IN NEW YORK ISSUERS. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Interest income is accrued on a daily basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount, which is in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                          38 ROCHESTER FUND MUNICIPALS

NOTE 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED                       YEAR ENDED
                                         ----------                       ----------
                                      DECEMBER 31, 1998              DECEMBER 31, 1997 (1)
                                      -----------------              ---------------------
                                  SHARES            AMOUNT          SHARES          AMOUNT
===============================================================================================
CLASS A:
Sold                             44,149,177    $ 828,290,736       35,581,801    $ 648,373,849
Dividends and distributions
  reinvested                      5,034,167       94,396,140        4,372,465       79,564,502
Redeemed                        (19,054,473)    (357,584,116)     (15,687,966)    (284,862,288)
                              -------------    -------------    -------------    -------------
Net increase                     30,128,871    $ 565,102,760       24,266,300    $ 443,076,063
                              =============    =============    =============    =============
===============================================================================================
CLASS B:
Sold                             17,637,855    $ 330,613,878        9,239,870    $ 168,687,731
Dividends and distributions
  reinvested                        514,626        9,646,518          101,107        1,860,790
Redeemed                         (1,077,120)     (20,203,175)        (134,182)      (2,464,627)
                              -------------    -------------    -------------    -------------
Net increase                     17,075,361    $ 320,057,221        9,206,795    $ 168,083,894
                              =============    =============    =============    =============
===============================================================================================
CLASS C:
Sold                              7,026,163    $ 131,632,053        2,680,454    $  49,004,451
Dividends and distributions
  reinvested                        187,218        3,511,228           28,231          520,244
Redeemed                           (594,948)     (11,154,946)         (70,755)      (1,301,704)
                              -------------    -------------    -------------    -------------
Net increase                      6,618,433    $ 123,988,335        2,637,930    $  48,222,991
                              =============    =============    =============    =============

(1) For the year ended December 31, 1997 for Class A shares and for the period from March 17, 1997 (inception of offering) to December 31, 1997 for Class B and Class C shares.

NOTE 3. PORTFOLIO INFORMATION

At December 31, 1998, net unrealized appreciation on investments of $246,650,206 was composed of gross appreciation of $258,084,344, and gross depreciation of $11,434,138.

Unrealized appreciation (depreciation) at December 31, 1998 based on cost of investments for federal income tax purposes of $3,960,101,097 was:

  Gross unrealized appreciation              $257,943,762
  Gross unrealized depreciation               (11,464,095)
                                             ------------
  Net unrealized appreciation                $246,479,667
                                             ============


                          39 ROCHESTER FUND MUNICIPALS

At December 31, 1998, investments in securities included issues that were purchased on a when-issued or delayed delivery basis. The Fund has recorded these commitments and is valuing the when-issued securities at current market value on each trading day. In addition, the Fund has segregated sufficient liquid debt securities with its custodian to cover these commitments. The Fund intends to invest no more than 10% of its net assets in when-issued or delayed delivery securities. The aggregate cost of securities purchased on a when-issued or delayed delivery basis at December 31, 1998 was $121,638,830, which represents 2.96% of the Fund's net assets. Information concerning these securities is as follows:

                                                                           VALUATION PER UNIT
                          FACE AMOUNT    ACQUISITION   DELIVERY  COST PER         AS OF
    SECURITY            (IN THOUSANDS)      DATE         DATE      UNIT     DECEMBER 31, 1998
=============================================================================================
Dutchess County Res
Rec (Solid Waste):
5.15% due 1/1/10           $2,420         8/07/98      10/15/99   100.000%      102.622%
5.40% due 1/1/13            1,700         8/07/98      10/15/99   100.000       102.552
5.45% due 1/1/14            1,000         8/07/98      10/15/99   100.000       102.404
=============================================================================================
Puerto Rico Electric
Power Authority:
5.25% due 7/1/14            9,935         7/23/98       4/06/99   101.800       104.377
=============================================================================================
Suffolk County IDA
(Huntington Res Rec):
5.55% due 10/1/04           8,545         1/28/97       7/29/99   100.000       105.288
5.65% due 10/1/05           9,180         1/28/97       7/29/99   100.000       106.315
5.75% due 10/1/06           9,875         1/28/97       7/29/99   100.000       107.387
5.80% due 10/1/07          10,615         1/28/97       7/29/99   100.000       108.266
5.85% due 10/1/08          11,410         1/28/97       7/29/99   100.000       109.098
5.95% due 10/1/09          12,265         1/28/97       7/29/99   100.000       110.792
6.00% due 10/1/10          13,190         1/28/97       7/29/99   100.000       111.402
6.15% due 10/1/11          14,170         1/28/97       7/29/99   100.000       112.535
6.25% due 10/1/12          17,155         1/28/97       7/29/99   100.000       113.513
=============================================================================================

NOTE 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of the Fund's average annual net assets, 0.52% of the next $150 million, 0.47% of the next $1,750 million, 0.46% of the next $3 billion, and 0.45% of the net assets in excess of $5 billion. During the year ended December 31, 1998, the Fund paid $16,898,272 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1998, the Fund paid $1,082,541 to the Manager for accounting and pricing services.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1998, the Fund paid a total of $2,113,426 to OFS for transfer and shareholder servicing agent fees.

For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $19,163,247, of which $2,805,718 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to brokers/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $1,933,360, $12,869,741 and $1,286,192, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $46,946 and $5,451, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $50,933, $620,222 and $60,471, respectively, upon redemption of Class A, Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                          40 ROCHESTER FUND MUNICIPALS

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $29,055 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $1,168 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $2,946,247 and $979,347, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for costs incurred in distributing shares before the Plan was terminated. At December 31, 1998, OFDI had incurred excess distribution and servicing costs of $20,508,219 for Class B and $2,161,280 for Class C.

NOTE 5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1998, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at December 31, 1998 was $394,902,244, which represents 9.63% of the Fund's net assets.

NOTE 6. BANK BORROWINGS

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.07% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1998 was $19,547.

The Fund had borrowings outstanding of $56,200,000 at December 31, 1998. For the year ended December 31, 1998, the average monthly loan balance was $18,832,176 at an average interest rate of 6.007%. The maximum amount of borrowings outstanding at any month-end was $69,100,000.


                          41 ROCHESTER FUND MUNICIPALS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Rochester Fund Municipals

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the
Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
January 22, 1999

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1999, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended December 31, 1998 are eligible for the corporate dividend-received deduction. 99.4% of the dividends were derived from interest on municipal bonds and are not subject to federal, New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (90.6%), Guam (2.3%), Puerto Rico (4.7%), Virgin Islands (2.3%), American Samoa (0.1%).

During 1998, 34.2% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                          42 ROCHESTER FUND MUNICIPALS

ROCHESTER FUND MUNICIPALS

OFFICERS AND TRUSTEES       Bridget A. Macaskill, Chairman of the
                               Board of Trustees and President
                            John Cannon, Trustee
                            Paul Y. Clinton, Trustee
                            Thomas W. Courtney, Trustee
                            Robert G. Galli, Trustee
                            Lacy B. Herrmann, Trustee
                            George Loft, Trustee
                            Ronald H. Fielding, Vice President and Portfolio
                               Manager
                            George C. Bowen, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Adele A. Campbell, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Andrew J. Donohue, Secretary
                            Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR          OppenheimerFunds, Inc.

DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

CUSTODIAN OF                Citibank, N.A.
PORTFOLIO SECURITIES

INDEPENDENT ACCOUNTANTS     PricewaterhouseCoopers LLP

LEGAL COUNSEL               Kirkpatrick & Lockhart LLP

This is a copy of a report to shareholders of Rochester Fund Municipals. This report must be preceded or accompanied by a Prospectus of Rochester Fund Municipals. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                         43 ROCHESTER FUND MUNICIPALS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OPPENHEIMERFUNDS FAMILY

REAL ASSET FUNDS
--------------------------------------------------------------------------------

Real Asset Fund

Gold & Special Minerals Fund

GLOBAL STOCK FUNDS
--------------------------------------------------------------------------------

Developing Markets Fund

International Small Company Fund

International Growth Fund

Global Growth & Income Fund

Global Fund

Quest Global Value Fund

STOCK FUNDS
--------------------------------------------------------------------------------

Enterprise Fund

Discovery Fund

Quest Small Cap Value Fund

MidCap Fund

Large Cap Growth Fund

Capital Appreciation Fund

Quest Capital Value Fund

Growth Fund

Disciplined Value Fund

Quest Value Fund

STOCK & BOND FUNDS
--------------------------------------------------------------------------------

Main Street Growth and Income Fund(1)

Quest Opportunity Value Fund

Total Return Fund

Quest Balanced Value Fund

Equity Income Fund

Disciplined Allocation Fund

Multiple Strategies Fund

Convertible Securities Fund

TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

International Bond Fund

World Bond Fund

High Yield Fund

Champion Income Fund

Strategic Income Fund

Bond Fund

U.S. Government Trust

Limited-Term Government Fund

MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

California Municipal Fund(2)

Florida Municipals Fund(2)

New Jersey Municipal Fund(2)

New York Municipal Fund(2)

Pennsylvania Municipal Fund(2)

Municipal Bond Fund

Insured Municipal Fund

Intermediate Municipal Fund

Rochester Division

Rochester Fund Municipals

Limited Term New York Municipal Fund

MONEY MARKET FUNDS(3)
--------------------------------------------------------------------------------

Money Market Fund

Cash Reserves

(1) On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

(2) Available only to investors in certain states.

(3) An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

[LOGO] OPPENHEIMERFUNDS(R)
       THE RIGHT WAY TO INVEST

[LOGO] ROCHESTER
       FUND
       MUNICIPALS

THE ROCHESTER FUNDS

A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807
716-383-1300

INVESTMENT ADVISER

OppenheimerFunds, Inc.
Two World Trade Center
New York, NY 10048-0203

DISTRIBUTOR

OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, NY 10048-0203

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Denver, CO

CUSTODIAN

Citibank, N.A.
New York, NY

TRANSFER AND SHAREHOLDER SERVICES AGENT

OppenheimerFunds Services
P.O. Box 5270
Denver, CO 80217-5270

      This Annual Report is for the information of shareholders of Rochester Fund Municipals. It must be preceded or accompanied by a current prospectus for the Fund.

      Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

      CALL OUR TOLL-FREE CUSTOMER SERVICE TODAY AT 1-800-525-7048 FOR MORE INFORMATION ON HOW TO TAKE ADVANTAGE OF YOUR FINANCIAL RELATIONSHIP WITH THE OPPENHEIMERFUNDS FAMILY.

RAO365.001.0199 February 28, 1999

--------------------------------------------------------------------------------

[LOGO] OPPENHEIMERFUNDS(R)                                        --------------
                                                                    Bulk Rate
OppenheimerFunds Distributor, Inc.                                  US Postage
Rochester Division                                                     PAID
350 Linden Oaks                                                   Rochester, NY
Rochester, NY  14625-2807                                         Permit No. 491
                                                                  --------------